UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. )

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Filed by a Party other than the Registrant [  ]

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[ ]	Preliminary Proxy Statement

[ ]	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]	Definitive Proxy Statement

[ ]	Definitive Additional Materials

[ ]	Soliciting Material Pursuant to § 240.14a-12

ATRM HOLDINGS, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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ATRM Holdings, Inc.
5215 Gershwin Avenue N.

Oakdale, Minnesota 55128

November 10, 2017

Dear Shareholders:

It is our pleasure to invite you to the 2017 Annual Meeting of Shareholders of ATRM Holdings, Inc. We will hold the meeting on Monday, December 4, 2017, at 10:00 a.m., local time, at 3050 Echo Lake Avenue, Suite 300, Mahtomedi, Minnesota 55115.

We describe in detail the actions we expect to take at the annual meeting in the accompanying Notice of Annual Meeting of Shareholders and proxy statement.

Your vote is important. Whether or not you plan to attend the annual meeting, please promptly sign, date and return the enclosed proxy card or voting instruction card in the envelope provided, or submit your proxy by telephone or over the Internet (if those options are available to you) in accordance with the instructions on the enclosed proxy card or voting instruction card.

Thank you for your ongoing support of and continued interest in ATRM Holdings, Inc. We hope to see you at the meeting.

Sincerely,

/s/ Jeffrey E. Eberwein
Jeffrey E. Eberwein
Chairman of the Board

ATRM Holdings, Inc.
5215 Gershwin Avenue N.
Oakdale, Minnesota 55128

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON DECEMBER 4, 2017

Notice is hereby given that the 2017 Annual Meeting of Shareholders (the “Annual Meeting”) of ATRM Holdings, Inc. (the “Company”) will be held on Monday, December 4, 2017, at 10:00 a.m., local time, at 3050 Echo Lake Avenue, Suite 300, Mahtomedi, Minnesota 55115, for the following purposes, as more fully described in the accompanying proxy statement:

1.	to elect each of Jeffrey E. Eberwein, James Elbaor, Mark Hood, Daniel M. Koch, Rodney Schwatken and Galen Vetter to serve as directors until the Company’s 2018 Annual Meeting of Shareholders and until their successors are duly elected and qualify;

2.	to ratify the appointment of Boulay PLLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017;

3.	to approve an amendment to the Company’s Amended and Restated Articles of Incorporation to increase the number of authorized shares of the Company’s capital stock from 3,200,000 to 10,000,000;

4.	to approve an amendment to the Company’s Amended and Restated Articles of Incorporation to effect a 4-for-1 forward stock split of the Company’s 10.00% Series B Cumulative Preferred Stock;

5.	to approve a three-year extension to the provisions of the Company’s Amended and Restated Articles of Incorporation designed to protect the tax benefits of the Company’s net operating loss carryforwards;

6.	to vote on a non-binding advisory resolution to approve the compensation of the Company’s named executive officers; and

7.	to transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

The approval of Proposal No. 4 is conditioned on the approval of Proposal No. 3.

Only shareholders of record at the close of business on November 7, 2017 are entitled to notice of, and to vote at, the Annual Meeting.

Your vote is extremely important, regardless of the number of shares you own. Whether or not you plan to attend the Annual Meeting, we ask that you promptly sign, date and return the enclosed proxy card or voting instruction card in the envelope provided, or submit your proxy by telephone or over the Internet (if those options are available to you) in accordance with the instructions on the enclosed proxy card or voting instruction card.

By order of the Board of Directors,

November 10, 2017	Jeffrey E. Eberwein
Oakdale, Minnesota	Chairman of the Board

Important Notice Regarding the Availability of Proxy Materials for the ATRM Holdings, Inc.
2017 Annual Meeting of Shareholders to be Held on December 4, 2017

The Proxy Statement, our form of proxy card, and our Annual Report on Form 10-K for the fiscal year ended December 31, 2016 are available on the Internet at www.icommaterials.com/ATRM.

ATRM HOLDINGS, INC.

Annex A:	Form of Articles of Amendment to the Articles of Incorporation to Increase the Authorized Shares
Annex B:	Form of Articles of Amendment to the Articles of Incorporation to Effect the Forward Split
Annex C:	Form of Articles of Amendment to the Articles of Incorporation to Effect the Extended Protective Amendment

PROXY STATEMENT

This proxy statement (“Proxy Statement”) is furnished by the Board of Directors of ATRM Holdings, Inc. (the “Board”) in connection with the solicitation of proxies for use at the 2017 Annual Meeting of Shareholders (the “Annual Meeting”) to be held at 3050 Echo Lake Avenue, Suite 300, Mahtomedi, Minnesota 55115, on December 4, 2017 at 10:00 a.m., local time, and any adjournments thereof. This Proxy Statement, along with a Notice of Annual Meeting of Shareholders and either a proxy card or a voting instruction card, are being mailed to shareholders beginning on or about November 10, 2017.

Unless the context otherwise requires, in this Proxy Statement we use the terms “we,” “our,” “us” and “the Company” to refer to ATRM Holdings, Inc. and its subsidiaries.

Questions and Answers about
the Proxy Materials and the Annual Meeting

Q:	Why did I receive this Proxy Statement?

A:	The Board is soliciting your proxy to vote at the Annual Meeting because you were a shareholder at the close of business on November 7, 2017, the record date, and are entitled to vote at the Annual Meeting.

This Proxy Statement summarizes the information you need to know to vote at the Annual Meeting. You do not need to attend the Annual Meeting to vote your shares.

Q:	What information is contained in this Proxy Statement?

A:	The information in this Proxy Statement relates to the proposals to be voted on at the Annual Meeting, the voting process, the Board and its committees, the compensation of directors and certain executive officers, and certain other required information.

Q:	What should I do if I receive more than one set of voting materials?

A:	You may receive more than one set of voting materials, including multiple copies of this Proxy Statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you may receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a shareholder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date and return each proxy card and voting instruction card that you receive.

Q:	How may I obtain an additional set of proxy materials?

A:	All shareholders may write to us at the following address to request an additional copy of these materials:

ATRM Holdings, Inc.
5215 Gershwin Avenue N.
Oakdale, Minnesota 55128
Attention: Corporate Secretary

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Q:	What is the difference between holding shares as a shareholder of record and as a beneficial owner?

If your shares are registered directly in your name with our transfer agent, Computershare, you are considered, with respect to those shares, the “shareholder of record.” If you are a shareholder of record, this Proxy Statement, our 2016 Annual Report on Form 10-K (the “2016 Form 10-K”), and a proxy card have been sent directly to you by the Company.

If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the “beneficial owner” of shares held in street name. If you own shares held in street name, this Proxy Statement and the 2016 Form 10-K have been forwarded to you by your broker, bank or nominee who is considered, with respect to those shares, the shareholder of record. As the beneficial owner, you have the right to direct your broker, bank or nominee how to vote your shares by using the voting instruction card included in the mailing or by following their instructions for voting by telephone or the Internet, if the broker, bank or nominee offers these alternatives. Since a beneficial owner is not the shareholder of record, you may not vote these shares in person at the Annual Meeting unless you obtain a “legal proxy” from the broker, bank or nominee that holds your shares, giving you the right to vote the shares at the Annual Meeting.

Q:	What am I voting on at the Annual Meeting?

A:	You are voting on the following proposals:

●	to elect each of Jeffrey E. Eberwein, James Elbaor, Mark Hood, Daniel M. Koch, Rodney Schwatken and Galen Vetter to serve as directors until the Company’s 2018 Annual Meeting of Shareholders and until their successors are duly elected and qualify;

●	to ratify the appointment of Boulay PLLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017;

●	to approve an amendment to the Company’s Amended and Restated Articles of Incorporation to increase the number of authorized shares of capital stock from 3,200,000 to 10,000,000 (the “Authorized Shares Increase Proposal” or “Proposal No. 3”);

●	to approve an amendment to the Company’s Amended and Restated Articles of Incorporation to effect a 4-for-1 forward stock split of the Company’s 10.00% Series B Cumulative Preferred Stock (the “Forward Stock Split Proposal” or “Proposal No. 4”);

●	to approve a three-year extension to the provisions of the Company’s Amended and Restated Articles of Incorporation designed to protect the tax benefits of the Company’s net operating loss carryforwards (the “Extended Protective Amendment Proposal” or “Proposal No. 5”);

●	to vote on a non-binding advisory resolution to approve the compensation of the Company’s named executive officers; and

●	to transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

The approval of Forward Stock Split Proposal is conditioned on the approval of Authorized Shares Increase Proposal. The Board recommends a vote “FOR” the election of each of its nominees to the Board; “FOR” the ratification of the appointment of Boulay PLLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017; “FOR” the approval of the Authorized Shares Increase Proposal; “FOR” the approval of the Forward Stock Split Proposal; “FOR” the approval of the Extended Protective Amendment Proposal; and “FOR” the approval of a non-binding advisory resolution approving the compensation of our named executive officers.

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Q:	Is approval of any of the proposals conditioned on approval of another proposal?

A:	Yes. The approval of Forward Stock Split Proposal is conditioned on the approval of the Authorized Shares Increase Proposal. If the Authorized Shares Increase Proposal does not receive the requisite vote for approval, then the Forward Stock Split Proposal will have no effect even if approved by our shareholders. The other proposals do not require the approval of any other proposal to be effective.

Q:	How do I vote?

A:	You may vote using any of the following methods:

●	Proxy card or voting instruction card. Be sure to complete, sign and date the card and return it in the prepaid envelope.

●	By telephone or the Internet (if available). If you own shares held in street name, you will receive voting instructions from your bank, broker or other nominee and may vote by telephone or on the Internet if they offer that alternative. Shareholders of record will not be able to vote by telephone or on the Internet.

●	In person at the Annual Meeting. All shareholders may vote in person at the Annual Meeting. You may also be represented by another person at the Annual Meeting by executing a proper proxy designating that person. If you own shares held in street name, you must obtain a legal proxy from your bank, broker or other nominee and present it to the inspector of election with your ballot when you vote at the Annual Meeting.

Q:	What can I do if I change my mind after I vote my shares?

A:	If you are a shareholder of record, you may revoke your proxy at any time before it is voted at the Annual Meeting by:

●	sending written notice of revocation to our Corporate Secretary;

●	submitting a valid proxy dated later than the date of the revoked proxy; or

●	attending the Annual Meeting and voting in person.

If you own shares held in street name, you may submit new voting instructions by contacting your broker, bank or nominee. You may also vote in person at the Annual Meeting if you obtain a legal proxy as described in the answer to the previous question. Attendance at the Annual Meeting will not, by itself, revoke a proxy.

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Q:	What if I return a signed proxy card, but do not vote for some of the matters listed on the proxy card?

A:	If you return a signed proxy card without indicating your vote, your shares will be voted in accordance with the Board’s recommendations as follows: “FOR” the election of each of its nominees to the Board; “FOR” the ratification of the appointment of Boulay PLLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017; “FOR” the approval of the Authorized Shares Increase Proposal; “FOR” the approval of the Forward Stock Split Proposal; “FOR” the approval of the Extended Protective Amendment Proposal; and “FOR” the approval of a non-binding advisory resolution approving the compensation of our named executive officers.

Q:	Can my broker vote my shares for me without my instructions?

A:	Brokers may not use discretionary authority to vote shares on the election of directors, the Authorized Shares Increase Proposal, the Forward Stock Split Proposal, the Extended Protective Amendment Proposal or the compensation of the Company’s named executive officers if they have not received instructions from their clients. Please provide voting instructions on these proposals so your vote can be counted.

Q:	Can my shares be voted if I do not return my proxy card or voting instruction card and do not attend the Annual Meeting?

A:	If you do not vote your shares held of record (registered directly in your name, not in the name of a bank or broker), your shares will not be voted.

If you do not vote your shares held in street name with a broker, your broker will not be authorized to vote on most items being put to a vote, including the election of directors, the Authorized Shares Increase Proposal, the Forward Stock Split Proposal, the Extended Protective Amendment Proposal and the compensation of the Company’s named executive officers. If your broker returns a valid proxy but is not able to vote your shares, they will constitute “broker non-votes,” which are counted for the purpose of determining the presence of a quorum, but otherwise do not affect the outcome of any matter being voted on at the Annual Meeting.

Q:	What are the voting requirements with respect to each of the proposals?

A:	In the election of directors, each director receiving a plurality of the affirmative (“FOR”) votes cast will be elected. You may withhold votes from any or all nominees.

The approval of Proposal Nos. 3, 4 and 5 each requires the affirmative (“FOR”) vote of the majority of the outstanding shares of our common stock, par value $0.001 per share (“Common Stock”), entitled to vote on the matters. Abstentions will count as votes “AGAINST” these proposals. The Authorized Shares Increase Proposal (Proposal No. 3) and the Forward Stock Split Proposal (Proposal No. 4) also require the separate affirmative (“FOR”) vote of two-thirds of the outstanding shares of Series B Stock. On November 8, 2017, the holders of all of the issued and outstanding Series B Stock approved the Authorized Shares Increase Proposal and the Forward Stock Split Proposal by written consent.

Each of the other proposals requires the affirmative (“FOR”) vote of the majority of the shares entitled to vote present in person or by proxy at the Annual Meeting. Abstentions will count as votes “AGAINST” these proposals.

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Additionally, the approval of the Forward Stock Split Proposal (Proposal No. 4) is conditioned on the approval of the Authorized Shares Increase Proposal (Proposal No. 3). If Proposal No. 3 does not receive the requisite vote for approval, then Proposal No. 4 will have no effect even if approved by our shareholders. The other proposals do not require the approval of any other proposal to be effective.

If you own shares held in street name and do not provide your broker with voting instructions, your shares may constitute “broker non-votes.” Generally, broker non-votes occur on a matter when a broker is not permitted to vote on that matter without instructions from the beneficial owner and instructions are not given. In tabulating the voting result for any particular proposal, shares that constitute broker non-votes will be counted for the purpose of establishing a quorum at the Annual Meeting, but otherwise do not affect the outcome of any matter being voted on at the Annual Meeting.

Q:	How many votes do I have?

A:	You are entitled to one vote for each share of our Common Stock that you hold. As of November 7, 2017, the record date, there were 2,396,219 shares of Common Stock outstanding.

Q:	Is cumulative voting permitted for the election of directors?

A:	We do not use cumulative voting for the election of directors.

Q:	What happens if a nominee for director does not stand for election?

A:	If for any reason any nominee does not stand for election, any proxies we receive will be voted in favor of the remaining nominees and may be voted for a substitute nominee in place of the nominee who does not stand. We have no reason to expect that any of the nominees will not stand for election.

Q:	What happens if additional matters are presented at the Annual Meeting?

A:	Other than the six items of business described in this Proxy Statement, we are not aware of any other business to be acted upon at the Annual Meeting. If you grant a proxy, the persons named as proxy holders, Jeffrey E. Eberwein and Daniel M. Koch, will have the discretion to vote your shares on any additional matters properly presented for a vote at the Annual Meeting.

Q:	How many shares must be present or represented to conduct business at the Annual Meeting?

A:

A quorum will be present if at least a majority of the outstanding shares of our Common Stock entitled to vote at the Annual Meeting, totaling 1,198,110 shares, is represented at the Annual Meeting, either in person or by proxy.

Both abstentions and broker non-votes (described above) are counted for the purpose of determining the presence of a quorum.

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Q:	How can I attend the Annual Meeting?

A:	You are entitled to attend the Annual Meeting only if you were a shareholder of the Company as of the close of business on November 7, 2017, the record date, or if you hold a valid proxy for the Annual Meeting. You should be prepared to present photo identification for admittance. If you are a shareholder of record, your name will be verified against the list of shareholders of record on the record date prior to your admission to the Annual Meeting. If you are not a shareholder of record, but hold shares through a broker, bank or nominee (i.e., in street name), you should provide proof of beneficial ownership on the record date, such as your most recent account statement prior to November 7, 2017, a copy of the voting instruction card provided by your broker, bank or nominee, or other similar evidence of ownership. If you do not provide photo identification or comply with the other procedures outlined above, you will not be admitted to the Annual Meeting.

The Annual Meeting will begin promptly on December 4, 2017, at 10:00 a.m., local time. You should allow adequate time for check-in procedures.

Q:	How can I vote my shares in person at the Annual Meeting?

A:	Shares held in your name as the shareholder of record may be voted in person at the Annual Meeting. Shares held beneficially in street name may be voted in person at the Annual Meeting only if you obtain a legal proxy from the broker, bank or nominee that holds the shares giving you the right to vote the shares. Even if you plan to attend the Annual Meeting, we recommend that you also submit your proxy card or voting instruction card as described herein so your vote will be counted if you later decide not to attend the Annual Meeting.

Q:	What is the deadline for voting my shares?

A:	If you hold shares as the shareholder of record, your vote by proxy must be received before the polls close at the Annual Meeting.

If you hold shares beneficially in street name, please follow the voting instructions provided by your broker, bank or nominee. You may vote these shares in person at the Annual Meeting only if at the Annual Meeting you provide a legal proxy obtained from your broker, bank or nominee.

Q:	Is my vote confidential?

A:	Proxy instructions, ballots and voting tabulations that identify individual shareholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within the Company or to third parties except (i) as necessary to meet applicable legal requirements, (ii) to allow for the tabulation of votes and certification of the vote and (iii) to facilitate a successful proxy solicitation. Occasionally, shareholders provide written comments on their proxy card, which are then forwarded to our management.

Q:	How are votes counted?

A:	For the election of directors, you may vote “FOR” any or all nominees or your vote may be “WITHHELD” with respect to any or all nominees. For the other items of business, you may vote “FOR,” “AGAINST” or “ABSTAIN.”

Q:	Where can I find the voting results of the Annual Meeting?

A:	We intend to announce preliminary voting results at the Annual Meeting and publish final voting results in a Current Report on Form 8-K to be filed with the Securities and Exchange Commission (“SEC”) within four business days after the Annual Meeting.

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Q:	Who will bear the cost of soliciting votes for the Annual Meeting?

A:	We are making this solicitation and will pay the entire cost of preparing, assembling, printing, mailing and distributing these proxy materials and soliciting votes. We have retained InvestorCom, Inc., at 65 Locust Avenue, New Canaan, CT 06840, to act as a proxy solicitor in connection with the Annual Meeting at a cost of $8,500 plus out-of-pocket expenses. If you have questions about the Annual Meeting, please call InvestorCom at (203) 972-9300 or toll free at (877) 972-0090, or email them at info@investor-com.com.

We will also reimburse brokerage firms and nominees for their expenses in forwarding proxy material to beneficial owners of our Common Stock. In addition, our officers and employees (none of whom will receive any compensation therefore in addition to their regular compensation) may solicit proxies. Proxies may be solicited through the mail and through telephonic or telegraphic communications to, or by meetings with, shareholders or their representatives.

Q:	How can I obtain the Company’s corporate governance information?

A:	The following information is available in print to any shareholder who requests it:

●	Amended and Restated Articles of Incorporation

●	Bylaws, as amended

●	The charters of the following committees of the Board: the Audit Committee, the Nominating and Corporate Governance Committee and the Compensation Committee

●	Code of Business Conduct and Ethics

●	Policy regarding shareholder communications with the Board

Q:	How may I obtain the 2016 Form 10-K and other financial information?

A:	A copy of the 2016 Form 10-K is enclosed with this Proxy Statement. Shareholders may request another free copy of the 2016 Form 10-K and other financial information by contacting us at:

ATRM Holdings, Inc.
5215 Gershwin Avenue N.
Oakdale, Minnesota 55128
Attention: Corporate Secretary

Alternatively, current and prospective investors can access the 2016 Form 10-K at www.icommaterials.com/ATRM. We will also furnish any exhibit to the 2016 Form 10-K if specifically requested. Our SEC filings are also available free of charge at the SEC’s website, www.sec.gov, and at the Investor Relations portion of our website, www.atrmholdings.com/about-us-investor-relations.

Q:	What if I have questions for the Company’s transfer agent?

A:	Please contact our transfer agent at the telephone number or address listed below with any questions concerning stock certificates, transfer of ownership or other matters pertaining to your stock account.

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Computershare
Mail Address: P.O. Box 505000, Louisville, KY 40233
Overnight Delivery Address: 462 South 4th Street, Suite 1600, Louisville, KY 40202
Toll free for US and Canada: (800) 962-4284
Outside of US and Canada: 1 (781) 575-3120

Q:	Who can help answer my questions?

A:	If you have any questions about the Annual Meeting or how to vote or revoke your proxy, please contact InvestorCom at:

InvestorCom, Inc.
65 Locust Avenue
New Canaan, CT 06840
Telephone: (203) 972-9300 or Toll Free (877) 972-0090
Fax: (203) 966-6478
E-mail: info@investor-com.com

You also can contact us at:

ATRM Holdings, Inc.
5215 Gershwin Avenue N.
Oakdale, Minnesota 55128
Attention: Corporate Secretary

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Proposal No. 1: Election of Directors

There are six nominees for election to the Board at the Annual Meeting: Jeffrey E. Eberwein, James Elbaor, Mark Hood, Daniel M. Koch, Rodney Schwatken and Galen Vetter. Our Board currently consists of five directors; however, in accordance with the Bylaws, the Board has determined to increase the size of the Board to six members effective at the Annual Meeting. Three of our director nominees, Messrs. Eberwein, Koch and Vetter, currently serve as directors of the Company. Our two other existing directors, Morgan P. Hanlon and Alfred John Knapp, Jr., were not nominated for election at the Annual Meeting and therefore will not stand for re-election. The Board appreciates their service to the Company as well as their valuable insight and business advice over the years. Our three other director nominees, Messrs. Elbaor, Hood and Schwatken, are being nominated for the first time this year. Each of Messrs. Elbaor, Hood and Schwatken was recommended to the Nominating and Corporate Governance Committee by the Company’s Chairman of the Board.

Each director is elected annually to serve until our next annual meeting of shareholders and until his or her successor is duly elected and qualifies. Except where authority to vote for directors has been withheld, it is intended that the proxies received pursuant to this solicitation will be voted “FOR” the nominees named below. If for any reason any nominee does not stand for election, such proxies will be voted in favor of the remainder of those named and may be voted for substitute nominees in place of those who do not stand. Management has no reason to expect that any of the nominees will not stand for election.

The following table and paragraphs set forth information regarding our executive officers and nominees for election to the Board, including the business experience for the past five years (and, in some instances, for prior years) of each of our executive officers and directors and the experiences and skills that led to the conclusion that the nominees should serve as directors.

Name	Age	Position
Jeffrey E. Eberwein	47	Chairman of the Board
Daniel M. Koch	63	President, Chief Executive Officer and Director
Stephen A. Clark	49	Chief Financial Officer, Treasurer and Secretary
James Elbaor	31	Nominee
Mark Hood	53	Nominee
Rodney Schwatken	53	Nominee
Galen Vetter	66	Director

Jeffrey E. Eberwein joined our Board in January 2013 and became Chairman in November 2013. In addition to his service to the Company, he has 25 years of Wall Street experience and is CEO of Lone Star Value Management, LLC (“LSVM”), a U.S. registered investment company. Prior to founding LSVM in January 2013, Mr. Eberwein was a Portfolio Manager at Soros Fund Management from January 2009 to December 2011 and Viking Global Investors from March 2005 to September 2008. Mr. Eberwein serves as Chairman of the board of three other public companies: Digirad Corporation (NASDAQ: DRAD), a medical imaging Company; Ameri Holdings, Inc. (OTC: AMRH), an IT services company; and Hudson Global Inc. (NASDAQ: HSON), a global recruitment company. In addition, Mr. Eberwein serves as Executive Chairman of Novation Companies, Inc. (OTC: NOVC), a healthcare staffing company. Mr. Eberwein served on the boards of Crossroads Systems, Inc. (OTC: CRDS), a data storage company, from April 2013 to May 2016; The Goldfield Corporation (NYSE: GV), a company in the electrical construction industry, from May 2012 to May 2013; On Track Innovations Ltd. (NASDAQ: OTIV), a smart card company, from December 2012 to December 2014; and NTS, Inc. (previously listed NYSE: NTS), a broadband services and telecommunications company, from December 2012 until its sale to a private equity firm in June 2014. Previously, Mr. Eberwein also served on the board of Hope for New York, a charitable organization dedicated to serving the poor in New York City, from 2011 to 2014, where he was the Treasurer and on its Executive Committee. Mr. Eberwein earned an Masters of Business Administration from The Wharton School, University of Pennsylvania, and a Bachelors of Business Administration degree with High Honors from The University of Texas at Austin. The Board believes that Mr. Eberwein’s qualifications to serve on the Board include his expertise in finance and experience in the investment community.

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Daniel M. Koch has served as our President and Chief Executive Officer and on our Board since November 2013. Previously, Mr. Koch served as our vice president – marketing since October 2012. From September 2010 to September 2012, Mr. Koch served as a Senior Account Manager for Delta Design – Rasco, a manufacturer of test handlers. From March 1991 to August 2010, Mr. Koch served as our vice president – worldwide sales. From March 1990 to March 1991, Mr. Koch served as the vice president of sales of Summation, Inc., a company involved with the testing of PC boards. From December 1973 to March 1990, Mr. Koch served in various sales positions and most recently as vice president of sales of Micro Component Technology, Inc. Mr. Koch’s extensive experience in sales and general management and knowledge of our products, our markets and our customers is invaluable to our Board.

Stephen A. Clark has served as our Chief Financial Officer since September 2016, and previously served as our Interim Chief Financial Officer since joining the Company in June 2016. Mr. Clark has over 25 years of business, accounting and finance experience. Prior to joining the Company, Mr. Clark worked as a consultant for several companies in a variety of industries. Mr. Clark previously served as Vice President and Controller of Leaf River Energy Center, LLC, a natural gas storage company, from March 2013 to August 2014. Prior to that, from May 2002 to March 2013, Mr. Clark served as Executive Director of Finance of Long Island Power Authority, a $3 billion electric utility company servicing Long Island, New York. Mr. Clark began his career at PricewaterhouseCoopers, a certified public accounting firm, working in the Audit and Business Advisory Services group and the Transaction Services group from September 1990 to June 2000. Mr. Clark is a certified public accountant (inactive) and holds a Bachelor of Science in Accounting from Syracuse University and an Masters of Business Administration from Fairfield University.

James Elbaor currently serves as a consulting advisor to Lucus Advisors LLC, an SEC registered investment advisor, a position he has held since 2014. Mr. Elbaor previously was a Vice President at Northeast Bancorp (NASDAQ: NBN), a financial services company, in Boston and served on the bank’s Asset-Liability Committee (ALCO). Prior to joining Northeast Bancorp, Mr. Elbaor was an early employee at DoSomething.org, a global non-profit organization with the goal of motivating young people to make positive change, advancing DoSomething.org as a leading organization in digital media, mobile technology, and philanthropy. DoSomething.org now mobilizes over 2.5 million teens across the United States. Mr. Elbaor currently serves on the DoSomething.org Finance Committee. In 2010, Mr. Elbaor was honored as an Echoing Green Fellowship Semi-Finalist for his work reforming student lending practices. Mr. Elbaor holds a Bachelors of Arts in Philosophy from New York University and a Masters of Business Administration from Columbia Business School. Mr. Elbaor’s extensive investment and business strategy experience makes him a valuable asset to the Board.

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Mark Hood is Executive Vice President for Crossroads Systems, Inc. (OTC Pink: CRSS) (“Crossroads”), an intellectual property licensing company. He leads initiatives in business development and capital markets while serving as a key strategist in managing the company’s intellectual property portfolio. Prior to joining Crossroads, Mr. Hood was CEO of Network Consulting Services, a master sales agency he launched to integrate services from multiple telecommunications companies. He also founded MCH Advisors, a consultancy focused on guiding early stage technology clients through the design and launch of sales and marketing programs in high-growth markets. He previously served as a director of P10 Industries (OTC Pink: PIOE). Mr. Hood held Series 7, 65, and 66 securities licenses and served as General Partner of two small-cap equity investment funds. Mr. Hood holds a Bachelors of Arts in Marketing from Sam Houston State University and an Masters in Technology Commercialization from The University of Texas at Austin, McCombs School of Business. The Board believes that Mr. Hood offers significant investment, sales, marketing and management experience that make him highly qualified to serve on the Board.

Rodney Schwatken is serving as an executive advisor to Novation Companies, Inc. (OTC Pink: NOVC) (“Novation”), a healthcare staffing company, and served as Novation’s Chief Executive Officer from August 2015 to September 2017. Mr. Schwatken served as Novation’s Chief Financial Officer from January 2008 to August 2017 and held various other officer positions at Novation from June 1993 to January 2008, including Vice President-Controller and Vice President-Strategic Initiatives. Novation owns or has owned businesses engaged in a variety of activities, including residential mortgage lending, technology and staffing. From June 1993 to March 1997, Mr. Schwatken was employed in the finance and accounting department of U.S. Central Credit Union, a $30 billion investment manager and technology service provider for the credit union industry. From January 1987 to June 1993, Mr. Schwatken was employed by Deloitte, most recently as an audit manager. Mr. Schwatken received his Bachelors of Science degree from the University of Kansas. Mr. Schwatken brings to the Board financial expertise and experience, as well as business analysis acumen and advanced financial literacy.

Galen Vetter joined our Board in January 2013. He is currently a private investor and professional corporate director. In his career, Mr. Vetter served as president of Rust Consulting, Inc. from December 2008 to May 2012, as global chief financial officer of Franklin Templeton Investment Funds from April 2004 to November 2008 and in numerous roles at McGladrey from June 1973 to March 2004. In addition to our Board, Mr. Vetter currently serves as a member on the Advisory Board of Directors of Land O’Lakes and serves on the board of Alerus Financial and Hill Capital Corporation. Previously, he served on the board of Crossroads from May 2014 to June 2017. Mr. Vetter is a licensed certified public accountant (inactive). Mr. Vetter is a member of the National Association of Corporate Directors, including being Board Leadership Fellow certified. Mr. Vetter received his Bachelors of Science degree from the University of Northern Iowa. Mr. Vetter brings to our Board diverse management experience including financial, analytical, information management, strategy and team development. In addition to Mr. Vetter’s extensive financial experience, our Board benefits from Mr. Vetter’s enterprise risk management and international business experience.

Family Relationships

There are no family relationships among our executive officers and directors.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires our directors, executive officers and holders of more than 10% of our Common Stock to file with the SEC initial reports of ownership and reports of changes in the ownership of Common Stock and other equity securities of the Company. Such persons are required to furnish us with copies of all Section 16(a) filings.

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Based solely upon a review of the copies of the forms furnished to us, we believe that our directors, officers and holders of more than 10% of our Common Stock complied with all applicable filing requirements during the 2016 fiscal year.

Related Person Transactions and Certain Relationships

Jeffrey E. Eberwein and Lone Star Value

As of November 7, 2017, Jeffrey E. Eberwein, our Chairman of the Board, may be deemed to beneficially own (i) 1,087,887 shares of Common Stock, or approximately 45.4% of the Common Stock outstanding, and (ii) 132,548 shares of the Company’s 10.00% Series B Cumulative Preferred Stock (the “Series B Stock”), or 100% of the Series B Stock outstanding. Such shares of Common Stock include 1,067,885 shares of Common Stock owned directly by Lone Star Value Investors, LP (“LSVI”), or approximately 44.6% of the Common Stock outstanding, 10,000 shares of Common Stock owned directly by Mr. Eberwein, and 10,000 shares of Common Stock held in an account managed by LSVM. Such shares of Series B Stock include 49,406 shares owned directly by LSVI and 83,142 shares owned directly by Lone Star Value Co-Invest I, LP (“LSV Co-Invest I”). Mr. Eberwein is the manager of Lone Star Value Investors GP, LLC (“LSVGP”), the general partner of LSVI and LSV Co-Invest I, and sole member of LSVM, the investment manager of LSVI.

On September 29, 2017, the Company, LSVI and LSV Co-Invest I entered into an Exchange Agreement, dated as of the same date (the “Exchange Agreement”), pursuant to which the Company issued to LSVI and LSV Co-Invest I a total of 132,548 shares of Series B Stock in exchange for the return and cancellation of all of the unsecured promissory notes of the Company (the “Notes”) held by LSVI and LSV Co-Invest I (the “Exchange”). The Notes had an aggregate of $13.3 million unpaid principal and accrued and unpaid interest outstanding at the time of their cancellation.

On September 29, 2017, in connection with the Exchange, the Company entered into a Registration Rights Agreement, dated as of the same date (the “Series B Registration Rights Agreement”), with LSVI and LSV Co-Invest I. The Series B Registration Rights Agreement provides that at any time after October 15, 2018, upon the written request of the holders of at least 66 2/3% of the shares of Series B Stock issued in the Exchange that qualify as registrable securities as defined therein, the Company will prepare and file with the SEC a registration statement covering the resale of those shares by their holders.

In order to provide additional working capital to the Company, LSV Co-Invest I purchased an unsecured promissory note, dated July 21, 2014, as amended on August 12, 2016, made by the Company in the principal amount of $2.5 million, an unsecured promissory note, dated September 19, 2014, as amended on August 12, 2016, made by the Company in the principal amount of $2.0 million, an unsecured promissory note, dated October 4, 2016, made by the Company in the principal amount of $2.0 million, and an unsecured promissory note, dated March 31, 2017, made by the Company in the principal amount of $0.5 million. In addition, LSVI purchased an unsecured promissory note, dated February 25, 2015, made by the Company in the principal amount of $1.0 million and an unsecured promissory note, dated April 1, 2014, as amended on August 12, 2016, made by the Company in the principal amount of $6.0 million. Each of these notes bears interest at 10.0% per annum, with interest payable semiannually in January and July and any unpaid principal and interest is due on April 1, 2019. The LSVI promissory note dated February 25, 2015 was repaid in full on September 21, 2015. The LSVI promissory note initially dated April 7, 2014 was partially repaid with principal payments of $1.0 million on each of December 1, 2014 and February 24, 2015. The remainder of the LSV Co-Invest I and LSVI unsecured promissory notes that were previously issued were each cancelled pursuant to the Exchange (as described above).

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On August 12, 2016, the Company, LSVI and LSV Co-Invest I amended certain of the Notes allowing the Company, at its sole option, to elect to make any interest payment in paid-in-kind interest (“PIK Interest”) at an annual rate of 12% (versus the 10% interest rate applied to cash payments) for that period. The Company elected the PIK Interest option for the six-month periods ended June 30, 2016, December 31, 2016 and June 30, 2017, which resulted in an additional $1.8 million of PIK Interest being added to the principal balance of certain of the Notes.

We are party to a Registration Rights Agreement with LSVI, providing LSVI with certain demand and piggyback registration rights, effective at any time after July 30, 2014, with respect to 107,297 shares of Common Stock issued upon the conversion of a convertible promissory note held by LSVI in 2014.

As a condition to Premier Bank’s entry into a Revolving Loan Credit Agreement with our EBGL subsidiaries, Mr. Eberwein entered into a guaranty in favor of Premier Bank, absolutely and unconditionally guaranteeing all of the borrowers’ obligations.

Procedures for Review and Approval of Transactions with Related Parties

All transactions between us and any of our officers, directors, director nominees, principal shareholders or their immediate family members are required to be reviewed and approved by the Audit Committee. Such policy and procedures are set forth in the Audit Committee charter.

Vote Required

Each nominee receiving a plurality of the affirmative (“FOR”) votes cast at the Annual Meeting will be elected to the Board.

Recommendation of the Board

The Board unanimously recommends a vote “FOR” the election of each of its nominees to the Board to serve until the Company’s 2018 Annual Meeting of Shareholders and until their successors are duly elected and qualify.

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Proposal No. 2: Ratification of Appointment of Independent Registered Public Accounting Firm

The Audit Committee has appointed Boulay PLLP as our independent registered public accounting firm for the fiscal year ending December 31, 2017. Although this appointment does not require ratification, the Board has directed that the appointment of Boulay PLLP be submitted to shareholders for ratification due to the significance of the appointment. If shareholders do not ratify the appointment of Boulay PLLP, the Audit Committee will consider the appointment of another independent registered public accounting firm.

Boulay PLLP served as the Company’s independent registered public accounting firm for the fiscal years ended December 31, 2016 and 2015. A representative of Boulay PLLP is expected to be present at the Annual Meeting, will have an opportunity to make a statement and will be available to respond to appropriate questions.

Audit and Non-Audit Fees

The following table presents aggregate fees billed for professional services rendered by Boulay PLLP for fiscal years 2016 and 2015. There were no other professional services rendered or fees billed by Boulay PLLP for fiscal years 2016 and 2015.

Services Rendered	2016	2015
Audit Fees(1)	$179,429	$113,000
Audit-Related Fees(2)	2,075	1,220
Tax Fees(3)	18,130	32,438
All Other Fees(4)	114,092	37,841

(1)	These fees include the audits of our annual consolidated financial statements for fiscal years 2016 and 2015 and the reviews of our consolidated financial statements included in our Quarterly Reports on Form 10-Q and 10-Q/A for fiscal years 2016 and 2015.

(2)	These fees are related to consultations regarding revenue recognition in 2015.

(3)	These fees are related to the preparation of our 2015 and 2014 federal and state income tax returns and consultations regarding Section 382 of the Internal Revenue Code of 1986, as amended (the “Code”).

(4)	These fees are related to the audits of the historical financial statements of an acquired business.

Pre-Approval Policies and Procedures

All services provided by our independent registered public accounting firms are subject to pre-approval by our Audit Committee. The Audit Committee has authorized each of its members to approve services by our independent registered public accounting firms in the event there is a need for such approval prior to the next full Audit Committee meeting. The Audit Committee has also adopted policies and procedures that are detailed as to the particular service and that do not include delegation of the Audit Committee’s responsibilities to management under which management may engage our independent registered public accounting firm to render audit or non-audit services. Any interim approval given by an Audit Committee member and any such engagement by management must be reported to the Audit Committee no later than its next scheduled meeting. Before granting any approval, the Audit Committee (or a committee member if applicable) gives due consideration to whether approval of the proposed service will have a detrimental impact on the independence of the independent registered public accounting firm. The full Audit Committee pre-approved all services provided by Boulay PLLP in fiscal year 2016.

Vote Required

The affirmative (“FOR”) vote of the majority of the shares entitled to vote present in person or by proxy at the Annual Meeting is required to ratify the appointment of Boulay PLLP as our registered public accounting firm for the fiscal year ending December 31, 2017.

Recommendation of the Board

The Board unanimously recommends a vote “FOR” the ratification of the appointment of Boulay PLLP as our independent registered public accounting firm for the fiscal year ending December 31, 2017.

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Proposal No. 3: Approval of Authorized Shares INCREASE

We are asking our shareholders to approve an amendment to our Amended and Restated Articles of Incorporation (the “Existing Charter”) to increase the number of authorized shares of our capital stock to 10,000,000, and correspondingly increase the number of authorized shares of our Common Stock to 7,500,000 and the number of authorized shares of preferred stock to 2,500,000, of which 3,000 shares will be designated as Series A Junior Participating Preferred Stock (“Series A Stock”) and 2,000,000 shares will be designated as Series B Stock, in the form of Annex A hereto (the “Authorized Shares Amendment”). Our Existing Charter currently authorizes the issuance of 3,000,000 shares of Common Stock and 200,000 shares of undesignated stock, 3,000 of which the Board designated as Series A Stock and 160,000 of which the Board designated as Series B Stock.

If our shareholders approve this proposal at the Annual Meeting, Article 6, Section 6.1, of the Existing Charter would be amended and restated in its entirety to read as follows:

Shares, Classes and Series Authorized. The aggregate number of shares which the Corporation shall have the authority to issue shall be ten million (10,000,000) shares, of which (i) seven million five hundred thousand (7,500,000) shares shall be Common Stock, par value $0.001 per share (the “Common Stock”), and (ii) two million five hundred thousand (2,500,000) shares shall be preferred stock, of which preferred shares three thousand (3,000) shares are designated as Series A Junior Participating Preferred Stock, par value $0.001 per share, and two million (2,000,000) shares are designated as 10.00% Series B Cumulative Preferred Stock, par value $0.001 per share. The common voting shares shall be of the same class and series with equal rights and preferences unless the Board of Directors shall establish one or more separate classes or series. The undesignated preferred shares shall be issued in such classes or series and shall have such voting rights and preferences or restrictions, including without limitation, rights, preferences and restrictions as to redemption, distributions and conversion, as the Board of Directors may establish.

On November 8, 2017, the holders of all of the issued and outstanding Series B Stock approved the Authorized Shares Increase Proposal by written consent. If our shareholders approve this proposal at the Annual Meeting, we intend to file Articles of Amendment to our Existing Charter reflecting the approved amendment with the Secretary of State of the State of Minnesota as soon as practicable following the Annual Meeting, at which time the increase in the number of authorized shares of the Company’s capital stock, and each of the respective increases to the authorized Common Stock and Series B Stock would become effective.

As of November 7, 2017, (i) 2,396,219 shares of Common Stock were issued and outstanding, (ii) 315,800 shares of Common Stock were reserved for issuance under our equity incentive plans, including upon exercise of outstanding options to purchase Common Stock, and (iii) 132,548 shares of Series B Stock were issued and outstanding. Therefore, as of November 7, 2017, 287,981 shares of Common Stock out of the 3,000,000 shares of Common Stock authorized under the Existing Charter remained unallocated and 27,452 shares of Series B Stock out of the 160,000 shares of Series B Stock authorized under the Existing Charter remained unallocated.

Additionally, under Proposal No. 4 we are requesting that shareholders approve the proposed amendment to the Existing Charter which would effect a 4-for-1 forward stock split of the Company’s Series B Stock. The approval of Proposal No. 4 is conditioned on the approval of this Proposal No. 3.

The Board believes that it is in the Company’s best interest and that of its shareholders to increase the number of authorized shares of the Company’s capital stock to give the Company sufficient authorized shares to generally support its growth and to provide flexibility for future corporate needs, including but not limited to grants under equity compensation plans, stock splits, financings, potential strategic transactions, including mergers, acquisitions, and business combinations, as well as other general corporate transactions. The additional authorized shares would enable the Company to issue shares in the future in a timely manner and under circumstances the Company considers favorable without incurring the risk, delay and potential expense incident to obtaining shareholder approval for a particular issuance.

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Increasing the number of authorized shares of Common Stock and Series B Stock will not alter the number of shares of Common Stock and Series B Stock presently issued and outstanding or reserved for issuance, other than pursuant to the Forward Stock Split Proposal, and will not change the relative rights of holders of any shares. The additional authorized shares of Common Stock and Series B Stock, if and when issued, would have the same respective rights and privileges as the shares of Common Stock and Series B Stock previously authorized, issued and outstanding.

The issuance of any of the additional authorized shares of Common Stock and Series B Stock may dilute the proportionate ownership and voting power of existing shareholders, and their issuance, or the possibility of their issuance, may depress the market price of our Common Stock and/or Series B Stock.

We do not have any existing plans, proposals or arrangements, written or otherwise, to issue any of the additional authorized shares of Common Stock or Series B Stock other than as disclosed in the Company’s filings with the SEC. However, we may decide to seek additional financing through equity or debt issuances or divest of certain assets or businesses to provide additional working capital to sustain our operations. The issuance of any shares of Common Stock or Series B Stock, or securities convertible into Common Stock or Series B Stock, in connection with any such financing, may dilute the proportionate ownership and voting power of existing shareholders and depress the market price of our Common Stock or Series B Stock.

The availability of additional authorized but unissued shares of our capital stock may enable our Board to render it more difficult, or discourage an attempt to obtain control of, the Company, which may adversely affect the market price of our Common Stock. If in the due exercise of its fiduciary obligations, for example, our Board were to determine that a takeover proposal was not in our best interests, shares of capital stock could be issued by the Board without shareholder approval in (i) one or more private placements or other transactions that might prevent, render more difficult or make more costly the completion of any attempted takeover transaction by diluting voting or other rights of the proposed acquirer or insurgent shareholder group or creating a substantial voting block in institutional or other hands that might support the position of the incumbent Board or (ii) an acquisition that might complicate or preclude the takeover. This proposal is not prompted by any specific effort or takeover threat currently perceived by management.

Vote Required

The affirmative (“FOR”) vote of the majority of the outstanding shares of Common Stock entitled to vote at the Annual Meeting, voting as a class, and the vote of the two-thirds of the outstanding shares of Series B Stock entitled to vote, voting separately as another class, is required to approve the Authorized Shares Increase Proposal. On November 8, 2017, the holders of all of the issued and outstanding Series B Stock approved the Authorized Shares Increase Proposal by written consent.

Recommendation of the Board

The Board unanimously recommends a vote “FOR” the approval of the Authorized Shares Increase Proposal.

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Proposal No. 4: Approval of forward stock split

The Board has approved and is recommending that the Company’s shareholders approve an amendment to the Existing Charter (the “Forward Split Amendment”) to effect a 4-for-1 forward split of our Series B Stock (the “Forward Split”) in the form of Annex B hereto.

If our shareholders approve Proposal No. 4 at the Annual Meeting, Article 6, Section 6.1, of the Existing Charter would be amended to add the following paragraph:

Effective upon filing these Articles of Amendment with the Secretary of State of the State of Minnesota, a 4-for-1 forward stock split for each share of 10.00% Series B Cumulative Preferred Stock, par value $0.001 per share (the “Series B Preferred Stock”), issued and outstanding as of the filing of these Articles of Amendment, shall automatically and without any action of the part of the holders thereof occur (the “Forward Stock Split”). Pursuant to the Forward Stock Split, each one (1) share of Series B Preferred Stock shall be reclassified and changed into four (4) shares of Series B Preferred Stock, having a par value of $0.001 per share and a stated value of $25.00 per share.

The Forward Split Amendment, if approved by shareholders, would become effective upon the filing of Articles of Amendment to our Existing Charter with the Secretary of State of the State of Minnesota, or such later date as is specified in the filing. We expect to file the Forward Split Amendment as soon as practicable following the Annual Meeting. On November 8, 2017, the holders of all of the issued and outstanding Series B Stock approved the Forward Stock Split Proposal by written consent. However, if Proposal No. 3 is not approved, the Company will not proceed with the Forward Split, because the Company will not have a sufficient number of shares of Series B Stock to effect the Forward Split.

Reasons for the Forward Split

The Board proposed the Forward Split as one method to increase liquidity and investor interest in the Series B Stock. However, the effect of the Forward Split upon investor interest in the Series B Stock cannot be predicted. As a result of the Forward Split, the stated value of the Series B Stock will adjust proportionately from $100.00 to $25.00.

Effect of Proposal No. 3

If shareholders approve Proposal No. 3, we will be able to issue up to 2,000,000 shares of Series B Stock. If shareholders do not approve Proposal No. 3, we will be unable to effect the Forward Split.

Effects of the Forward Split

General

Pursuant to the Forward Split, each holder of record of one (1) share of Series B Stock, issued and outstanding immediately prior to the effectiveness of the Forward Split, will become entitled to three (3) additional shares of Series B Stock after consummation of the Forward Split. In effect, each one (1) share of Series B Stock will become four (4) shares of Series B Stock.

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Effect on Authorized and Outstanding Shares

As of November 7, 2017, there were 132,548 shares of Series B Stock issued and outstanding. Upon filing of the Forward Split Amendment (which is contingent upon approval of Proposal No. 3, and thus will include the increase in the number of authorized shares of Series B Stock), the Company will be authorized to issue a maximum of 2,000,000 shares of Series B Stock, and the number of issued and outstanding shares of Series B Stock will be increased from 132,548 to 530,192 shares.

With the exception of the number of shares issued and outstanding and the change in stated value from $100.00 to $25.00, the rights and preferences of the shares of Series B Stock prior and subsequent to the Forward Split will remain the same.

Appraisal and Dissenters’ Rights

No appraisal or dissenters’ rights are available under Minnesota law or the Existing Charter or Bylaws, to shareholders who dissent from Forward Split. The Company will not independently provide its shareholders with any such right.

Certain Federal Income Tax Consequences

The following summary describes certain material United States federal income tax consequences of the Forward Split to holders of our Series B Stock. This summary is based on the income tax provisions of the Code, United States Treasury regulations promulgated thereunder, administrative rulings and judicial authority, all as in effect as of the date hereof. Subsequent developments in United States federal income tax law, including changes in law or differing interpretations, which may be applied retroactively, could result in the United States federal income tax consequences of the Forward Split differing from those discussed below.

This summary does not address all of the United States federal income tax consequences that may be relevant to holders of our Series B Stock in light of their particular circumstances or to holders that may be subject to special tax rules, including, without limitation, banks, insurance companies, thrift institutions, other financial institutions, regulated investment companies, real estate investment trusts, personal holding companies, foreign entities, nonresident alien individuals, broker-dealers, S corporations, partnerships or other pass-through entities, tax-exempt organizations, United States expatriates, holders subject to the alternative minimum tax, traders in securities that elect to use a mark-to-market method of accounting, dealers in securities or currencies, holders of our Series B Stock whose functional currency is not the U.S. dollar, holders that hold our Series B Stock as part of a position in a “straddle” or as part of a “hedging,” “conversion” or other integrated investment transaction for federal income tax purposes, persons who acquire shares of our Series B Stock in connection with employment or other performance of services, or persons that do not hold our Series B Stock as “capital assets” as defined in the Code (generally, property held for investment). If a partnership (or other entity classified as a partnership for United States federal income tax purposes) is the beneficial owner of our Series B Stock, the United States federal income tax treatment of a partner in the partnership will generally depend on the status of the partner and the activities of the partnership. Partnerships that hold our Series B Stock, and partners in such partnerships, should consult their own tax advisors regarding the United States federal income tax consequences of the Forward Split.

The receipt of Series B Stock following the effective date of the Forward Split solely in exchange for Series B Stock held prior to the Forward Split will not generally result in a recognition of gain or loss to the shareholders.

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The aggregate adjusted tax basis of a shareholder in the Series B Stock received after the Forward Split will be the same as the aggregate adjusted tax basis of the Series B Stock held prior to the Forward Split exchanged therefor, and the holding period of the Series B Stock received after the Forward Split will include the holding period of the Series B Stock held prior to the Forward Split exchanged therefor. No gain or loss will be recognized by the Company as a result of the Forward Split. The Company’s views regarding the tax consequences of the Forward Split are not binding upon the Internal Revenue Service or the courts, and there can be no assurance that the Internal Revenue Service or the courts would accept the positions expressed above.

This summary does not address tax considerations under state, local, non-U.S., and non-income tax laws. Furthermore, no ruling or tax opinion of legal or tax counsel has been obtained with respect to the consequences of the Forward Split.

TAX MATTERS ARE COMPLICATED, AND THE TAX CONSEQUENCES OF THE FORWARD SPLIT DEPEND UPON THE PARTICULAR CIRCUMSTANCES OF EACH SHAREHOLDER. ACCORDINGLY, EACH SHAREHOLDER SHOULD CONSULT ITS OWN TAX ADVISOR REGARDING THE UNITED STATES FEDERAL, STATE, LOCAL, AND FOREIGN INCOME AND OTHER TAX CONSEQUENCES OF THE FORWARD SPLIT.

Vote Required

The affirmative (“FOR”) vote of the majority of the outstanding shares of Common Stock entitled to vote at the Annual Meeting, voting as a class, and the vote of the two-thirds of the outstanding shares of Series B Stock entitled to vote, voting separately as another class, is required to approve the Forward Stock Split Proposal. On November 8, 2017, the holders of all of the issued and outstanding Series B Stock approved the Forward Stock Split Proposal by written consent. Approval of Proposal No. 4 also is conditioned on the approval of Proposal No. 3. If Proposal No. 3 is not approved, then Proposal No. 4 will have no effect even if approved by our shareholders.

Recommendation of the Board

The Board unanimously recommends a vote “FOR” the approval of the Forward Stock Split Proposal.

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background to the Extended Protective Amendment Proposal

Our past operations generated significant net operating losses and other tax benefits (collectively, “NOLs”). Under federal tax laws, we generally can use our NOLs and certain related tax credits to reduce ordinary income tax paid in our prior two tax years or on our future taxable income for up to 20 years, at which point they “expire” for such purposes. Until they expire, we can “carry forward” NOLs and certain related tax credits that we do not use in any particular year to offset taxable income in future years. As of December 31, 2016, we had approximately $97 million in federal NOLs. While we cannot estimate the exact amount of NOLs that we will be able use to reduce future income tax liability because we cannot predict the amount and timing of our future taxable income, we believe our NOLs are a very valuable asset.

Our ability to utilize our NOLs to offset future taxable income may be significantly limited if we experience an “ownership change,” as determined under Section 382 of the Code. Under Section 382, an “ownership change” occurs if a shareholder or a group of shareholders that is deemed to own at least 5% of our Common Stock increases its ownership by more than 50 percentage points over its lowest ownership percentage within a rolling three-year period. If an ownership change occurs, Section 382 would impose an annual limit on the amount of our NOLs that we can use to offset taxable income equal to the product of the total value of our outstanding equity immediately prior to the ownership change (reduced by certain items specified in Section 382) and the federal long-term tax-exempt interest rate in effect for the month of the ownership change. A number of complex rules apply to calculating this annual limit.

If an ownership change is deemed to occur, the limitations imposed by Section 382 could significantly limit our ability to use our NOLs to reduce future income tax liability and result in a material amount of our NOLs expiring unused and, therefore, significantly impair the value of our NOLs. While the complexity of Section 382’s provisions and the limited knowledge any public company has about the ownership of its publicly traded securities make it difficult to determine whether an ownership change has occurred, we currently believe that an ownership change has not occurred. However, if no action is taken to protect our NOLs, we believe it is possible that we could experience an ownership change before our NOLs are fully-utilized or expire.

After careful consideration, our Board determined that the most effective way to protect the significant potential long-term tax benefits presented by our NOLs is to approve an amendment to the Company’s Amended and Restated Articles of Incorporation to extend the provisions of the existing protective amendment, which was previously approved by the Company’s shareholders at the 2014 Annual Meeting of Shareholders (the “Original Protective Amendment”), to December 5, 2020 (the “Extended Protective Amendment” and as amended, together with the Original Protective Amendment, the “Protective Amendment”). The Protective Amendment, like the Original Protective Amendment, is designed to prevent certain transfers of our securities that could result in an ownership change, and is described below. The Protective Amendment leaves the Original Protective Amendment unchanged in all respects, other than to extend the expiration date from December 5, 2017 to December 5, 2020. The Extended Protective Amendment is contained in a proposed amended and restated Article 12 to our Existing Charter and is attached as Annex C hereto. The Extended Protective Amendment will not be put into effect unless and until it is approved by shareholders at the Annual Meeting. If the shareholders do not approve the Extended Protective Amendment, the Original Protective Amendment will automatically expire on December 5, 2017.

Our Board urges shareholders to read Proposal No. 5, including the items discussed below under the heading “Certain Considerations Related to the Protective Amendment” and the complete text of the Extended Protective Amendment, which is attached as Annex C hereto. It is important to note that this measure does not offer a complete solution and that an ownership change may occur even if the Extended Protective Amendment is approved by shareholders. There may be limitations on the enforceability of the Protective Amendment against shareholders who do not vote to approve it that may allow an ownership change to occur. The limitations are described in more detail below. The Board believes that the adoption of this measure is appropriate and that it will serve as an important tool to help prevent an ownership change that could substantially reduce or eliminate the significant potential long-term tax benefits presented by our NOLs. Accordingly, the Board recommends that shareholders approve the Extended Protective Amendment.

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Proposal No. 5: APPROVAL OF Extended Protective Amendment

The Board previously approved the Original Protective Amendment to assist us in protecting the long-term value to the Company of its NOLs, as described above. The Original Protective Amendment was approved by the Company’s shareholders and became effective on December 5, 2014, and is scheduled to expire on December 5, 2017. On November 8, 2017, the Board, subject to approval by shareholders, approved an extension of the expiration date of the Original Protective Amendment by three additional years (until December 5, 2020) and is hereby soliciting shareholder approval for the Extended Protective Amendment.

For the reasons discussed above under “Background to the Extended Protective Amendment Proposal,” our Board recommends that shareholders adopt the Extended Protective Amendment. The Protective Amendment is designed to prevent certain transfers of our Common Stock that could result in an ownership change under Section 382 and, therefore, significantly impair the value of our NOLs. The Board believes it is in our and our shareholders’ best interests to adopt the Extended Protective Amendment to help continue to protect our NOLs.

The Protective Amendment leaves the Original Protective Amendment unchanged in all respects, other than to extend the expiration date. The purpose of the Protective Amendment is to assist us in protecting long-term value to the Company of its accumulated NOLs by limiting direct or indirect transfers of our Common Stock that could affect the percentage of stock that is treated as being owned by a holder of 4.99% of our Common Stock. In addition, the Protective Amendment includes a mechanism to block the impact of such transfers while allowing purchasers to receive their money back from prohibited purchases. Our Board has adopted resolutions approving and declaring the advisability of amending our Existing Charter as described below, and the complete text of the Extended Protective Amendment is attached as Annex C hereto. However, in order for the Extended Protective Amendment to be implemented, it first must be approved by shareholders at the Annual Meeting.

If approved by our shareholders, the definition of “Expiration Date,” as set forth in the Original Protective Amendment, will be amended and restated in its entirety to read as follows:

(ix) “Expiration Date” means the earliest of (i) the close of business on December 5, 2020, (ii) the repeal of Section 382 of the Code or any successor statute if the Board of Directors determines that this Article 12 is no longer necessary or desirable for the preservation of Tax Benefits, (iii) the close of business on the first day of a taxable year of the Corporation as to which the Board of Directors determines that no Tax Benefits may be carried forward or (iv) such date as the Board of Directors shall fix in accordance with paragraph (l) of this Article 12.

The Extended Protective Amendment, if approved by shareholders, would become effective upon the filing of Articles of Amendment to our Existing Charter with the Secretary of State of the State of Minnesota, which we would expect to do as soon as practicable after the Extended Protective Amendment is approved by shareholders.

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Description of the Protective Amendment

The following description of the Extended Protective Amendment is qualified in its entirety by reference to the complete text of the Extended Protective Amendment, which is attached as Annex C hereto. The Extended Protective Amendment should be read in connection with the Original Protective Amendment, a copy of which is included in our Current Report on Form 8-K filed with the SEC on December 4, 2014. Please read the Extended Protective Amendment and the Original Protective Amendment both in their entirety, as the discussion below is only a summary.

Prohibited Transfers. The Protective Amendment generally restricts any direct or indirect transfer (such as transfers of our Common Stock that result from the transfer of interests in other entities that own our Common Stock) if the effect would be to:

●	increase the direct or indirect ownership of our Common Stock by any Person (as defined below) from less than 4.99% to 4.99% or more of our Common Stock; or

●	increase the percentage of our Common Stock owned directly or indirectly by a Person owning or deemed to own 4.99% or more of our Common Stock.

“Person” means any individual, partnership, joint venture, limited liability company, firm, corporation, unincorporated association or organization, trust or other entity or any group of such “Persons” having a formal or informal understanding among themselves to make a “coordinated acquisition” of shares within the meaning of Treasury Regulation § 1.382-3(a)(1) or who are otherwise treated as an “entity” within the meaning of Treasury Regulation § 1.382-3(a)(1), and includes any successor (by merger or otherwise) of any such entity or group.

Restricted transfers include sales to Persons whose resulting percentage ownership (direct or indirect) of our Common Stock would exceed the 4.99% thresholds discussed above, or to Persons whose direct or indirect ownership of our Common Stock would by attribution cause another Person to exceed such threshold. Complicated stock ownership rules prescribed by the Code (and regulations promulgated thereunder) applies in determining whether a Person is a 4.99% shareholder under the Protective Amendment. A transfer from one member of a “public group” (as that term is defined under Section 382) to another member of the same public group does not increase the percentage of our Common Stock owned directly or indirectly by the public group and, therefore, such transfers are not restricted. For purposes of determining the existence and identity of, and the amount of our Common Stock owned by, any shareholder, we are entitled to rely on the existence or absence of certain public securities filings as of any date, and our actual knowledge of the ownership of our Common Stock. The Protective Amendment includes the right to require a proposed transferee, as a condition to registration of a transfer of our Common Stock, to provide all information reasonably requested regarding such person’s direct and indirect ownership of our Common Stock.

These transfer restrictions may result in the delay or refusal of certain requested transfers of our Common Stock, or prohibit ownership (thus requiring dispositions) of our Common Stock due to a change in the relationship between two or more persons or entities or to a transfer of an interest in an entity other than us that, directly or indirectly, owns our Common Stock. The transfer restrictions also apply to proscribe the creation or transfer of certain “options” (which are broadly defined by Section 382) with respect to our Common Stock to the extent that, in certain circumstances, the creation, transfer or exercise of the option would result in a proscribed level of ownership.

Consequences of Prohibited Transfers. Upon adoption of the Extended Protective Amendment, any direct or indirect transfer attempted in violation of the Protective Amendment would be void as of the date of the prohibited transfer as to the purported transferee (or, in the case of an indirect transfer, the ownership of the direct owner of our Common Stock would terminate simultaneously with the transfer), and the purported transferee (or in the case of any indirect transfer, the direct owner) would not be recognized as the owner of the shares owned in violation of the Protective Amendment for any purpose, including for purposes of voting and receiving dividends or other distributions in respect of such shares, or in the case of options, receiving shares in respect of their exercise. In this Proxy Statement, our Common Stock purportedly acquired in violation of the Protective Amendment is referred to as “excess stock.”

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In addition to a prohibited transfer being void as of the date it is attempted, upon demand, the purported transferee must transfer the excess stock to our agent along with any dividends or other distributions paid with respect to such excess stock. Our agent is required to sell such excess stock in an arm’s-length transaction (or series of transactions) that would not constitute a violation under the Protective Amendment. The net proceeds of the sale, together with any other distributions with respect to such excess stock received by our agent, after deduction of all costs incurred by the agent, will be transferred first to the purported transferee in an amount, if any, up to the cost (or in the case of gift, inheritance or similar transfer, the fair market value of the excess stock on the date of the prohibited transfer) incurred by the purported transferee to acquire such excess stock, and the balance of the proceeds, if any, will be transferred to a charitable beneficiary. If the excess stock is sold by the purported transferee, such person will be treated as having sold the excess stock on behalf of the agent, and will be required to remit all proceeds to our agent (except to the extent we grant written permission to the purported transferee to retain an amount not to exceed the amount such person otherwise would have been entitled to retain had our agent sold such shares).

To the extent permitted by law, any shareholder who knowingly violates the Protective Amendment will be liable for any and all damages we suffer as a result of such violation, including damages resulting from any limitation in our ability to use our NOLs and any professional fees incurred in connection with addressing such violation.

With respect to any transfer of Common Stock that does not involve a transfer of our securities within the meaning of Minnesota law but that would cause a person to violate the Protective Amendment, the following procedure will apply in lieu of those described above: in such case, such person whose ownership of our securities is attributed to such proscribed person will be deemed to have disposed of (and will be required to dispose of) sufficient securities, simultaneously with the transfer, to cause such proscribed person not to be in violation of the Protective Amendment, and such securities will be treated as excess stock to be disposed of through the agent under the provisions summarized above, with the maximum amount payable to such shareholder that was the direct holder of such excess stock from the proceeds of sale by the agent being the fair market value of such excess stock at the time of the prohibited transfer.

Public Groups; Modification and Waiver of Transfer Restrictions. In order to facilitate sales by shareholders into the market, the Protective Amendment permits otherwise prohibited transfers of our Common Stock where the transferee is a public group.

In addition, our Board will have the discretion to approve a transfer of our Common Stock that would otherwise violate the transfer restrictions if it determines that the transfer is in our and our shareholders’ best interests. If our Board decides to permit such a transfer, that transfer or later transfers may result in an ownership change that could limit our use of our NOLs. In deciding whether to grant a waiver, our Board may seek the advice of counsel and tax experts with respect to the preservation of our federal tax attributes pursuant to Section 382. In addition, our Board may request relevant information from the acquirer and/or selling party in order to determine compliance with the Protective Amendment or the status of our federal income tax benefits, including an opinion of counsel selected by our Board (the cost of which will be borne by the transferor and/or the transferee) that the transfer will not result in a limitation on the use of the NOLs under Section 382. If our Board decides to grant a waiver, it may impose conditions on such waiver on the acquirer or selling party.

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In the event of a change in law, our Board will be authorized to modify the applicable allowable percentage ownership interest (currently 4.99%) or modify any of the definitions, terms and conditions of the transfer restrictions or to eliminate the transfer restrictions, provided that our Board determines, by adopting a written resolution, that such action is reasonably necessary or advisable to preserve the NOLs or that the continuation of these restrictions is no longer reasonably necessary for such purpose, as applicable. Our shareholders will be notified of any such determination through a filing with the SEC or such other method of notice as the Secretary of the Company shall deem appropriate.

Our Board may establish, modify, amend or rescind bylaws, regulations and procedures for purposes of determining whether any transfer of Common Stock would jeopardize our ability to use our NOLs.

Implementation and Expiration of the Protective Amendment

If our shareholders approve the Extended Protective Amendment, we intend to file the Extended Protective Amendment promptly with the Secretary of State of the State of Minnesota, whereupon the Extended Protective Amendment will become effective. We intend to enforce the restrictions in the Protective Amendment immediately thereafter to preserve the future use of our NOLs. We also intend to include a legend reflecting the transfer restrictions included in the Protective Amendment on certificates representing newly issued or transferred shares, to disclose such restrictions to persons holding our Common Stock in uncertificated form and to disclose such restrictions to the public generally.

The Protective Amendment would expire on the earliest of (i) the close of business on the date that is the third anniversary of the filing of the Extended Protective Amendment with the Secretary of State of the State of Minnesota, (ii) our Board’s determination that the Protective Amendment is no longer necessary for the preservation of our NOLs because of the repeal of Section 382 or any successor statute, (iii) the beginning of a taxable year to which our Board determines that none of our NOLs may be carried forward and (iv) such date as our Board otherwise determines that the Protective Amendment is no longer necessary for the preservation of our NOLs. Our Board may also accelerate the expiration date of the Protective Amendment in the event of a change in the law if our Board has determined that the continuation of the restrictions contained in the Protective Amendment is no longer reasonably necessary for the preservation of our NOLs or such action is otherwise reasonably necessary or advisable.

Effectiveness and Enforceability

Although the Protective Amendment is intended to reduce the likelihood of an ownership change, we cannot eliminate the possibility that an ownership change will occur even if the Extended Protective Amendment is adopted given that:

●	The Board can permit a transfer to an acquirer that results in or contributes to an ownership change if it determines that such transfer is in our and our shareholders’ best interests.

●	A court could find that part or all of the Protective Amendment is not enforceable, either in general or as applied to a particular shareholder or fact situation. Minnesota law provides that transfer restrictions with respect to shares issued prior to the adoption of the restriction are effective against (i) holders of those securities that are parties to the applicable agreement or voted in favor of the restriction and (ii) purported successors or transferees of such holders if (A) the transfer restriction is noted conspicuously on the certificate(s) representing such shares or (B) the successor or transferee had actual knowledge of the transfer restrictions (even absent such conspicuous notation). We intend to cause shares of our Common Stock issued after the effectiveness of the Protective Amendment to be issued with the relevant transfer restriction conspicuously noted on the certificate(s) representing such shares, and therefore under Minnesota law such newly issued shares will be subject to the transfer restriction. We also intend to disclose such restrictions to persons holding our Common Stock in uncertificated form. For the purpose of determining whether a shareholder is subject to the Protective Amendment, we intend to take the position that all shares issued prior to the effectiveness of the Protective Amendment that are proposed to be transferred were voted in favor of the Protective Amendment, unless the contrary is established. We may also assert that shareholders have waived the right to challenge or otherwise cannot challenge the enforceability of the Protective Amendment, unless a shareholder establishes that it did not vote in favor of the Protective Amendment. Nonetheless, despite these actions, a court still could find that the Protective Amendment is unenforceable, either in general or as applied to a particular shareholder or fact situation.

●	Despite the adoption of the Protective Amendment, there is still a risk that certain changes in relationships among shareholders or other events could cause an ownership change under Section 382. Accordingly, we cannot assure you that an ownership change will not occur even if the Extended Protective Amendment is made effective.

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As a result of these and other factors, the Protective Amendment is intended to reduce, but does not eliminate, the risk that we will undergo an ownership change that would limit our ability to utilize our NOLs.

Section 382 Ownership Change Determinations

The rules of Section 382 are very complex and are beyond the scope of this summary discussion. Some of the factors that must be considered in determining whether a Section 382 ownership change has occurred include the following:

●	Each shareholder who owns less than 5% of our Common Stock is generally (but not always) aggregated with other such shareholders and treated as a single “5-percent shareholder” for purposes of Section 382. Transactions in the public markets among such shareholders are generally (but not always) excluded from the Section 382 calculation.

●	There are several rules regarding the aggregation and segregation of shareholders who otherwise do not qualify as Section 382 “5-percent shareholders.” Ownership of stock is generally attributed to its ultimate beneficial owner without regard to ownership by nominees, trusts, corporations, partnerships or other entities.

●	Acquisitions by a person that cause the person to become a Section 382 “5-percent shareholder” generally result in a 5% (or more) change in ownership, regardless of the size of the final purchase(s) that caused the threshold to be exceeded.

●	Certain constructive ownership rules, which generally attribute ownership of stock owned by estates, trusts, corporations, partnerships or other entities to the ultimate indirect individual owner thereof, or to related individuals, are applied in determining the level of stock ownership of a particular shareholder. Special rules can result in the treatment of options (including warrants) or other similar interests as having been exercised if such treatment would result in an ownership change.

●	Our redemption or buyback of our Common Stock will increase the ownership of any Section 382 “5-percent shareholders” (including groups of shareholders who are not individually 5-percent shareholders) and can contribute to an ownership change. In addition, it is possible that a redemption or buyback of shares could cause a holder of less than 5% to become a Section 382 “5-percent shareholder,” resulting in a 5% (or more) change in ownership.

Vote Required

The affirmative (“FOR”) vote of the majority of the outstanding shares of Common Stock entitled to vote at the Annual Meeting is required to approve the Extended Protective Amendment. If the Extended Protective Amendment is not approved, the Original Protective Amendment will expire on December 5, 2017, in accordance with its original terms.

Recommendation of the Board

The Board unanimously recommends a vote “FOR” the approval of the Extended Protective Amendment.

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Certain Considerations Related to the Extended Protective Amendment Proposal

Our Board believes that attempting to protect the tax benefits of our NOLs as described above under “Background to the Extended Protective Amendment Proposal” is in our and our shareholders’ best interests. However, we cannot eliminate the possibility that an ownership change will occur even if the Extended Protective Amendment is approved. Please consider the items discussed below in voting on Proposal No. 5.

The Internal Revenue Service (“IRS”) could challenge the amount of our NOLs or claim we experienced an ownership change, which could reduce the amount of our NOLs that we can use or eliminate our ability to use them altogether

The IRS has not audited or otherwise validated the amount of our NOLs. The IRS could challenge the amount of our NOLs, which could limit our ability to use our NOLs to reduce our future taxable income. In addition, the complexity of Section 382’s provisions and the limited knowledge any public company has about the ownership of its publicly traded stock make it difficult to determine whether an ownership change has occurred. Therefore, we cannot assure you that the IRS will not claim that we experienced an ownership change and attempt to reduce or eliminate the benefit of our NOLs even if the Protective Amendment is in place.

Continued Risk of Ownership Change

Although the Protective Amendment is intended to reduce the likelihood of an ownership change, we cannot assure you that it would prevent all transfers of our Common Stock that could result in such an ownership change. In particular, absent a court determination, we cannot assure you that the Protective Amendment’s restrictions on acquisition of our Common Stock will be enforceable against all our shareholders, and they may be subject to challenge on equitable grounds, as discussed above under Proposal No. 5.

Potential Effects on Liquidity

The Protective Amendment restricts a shareholder’s ability to acquire, directly or indirectly, additional shares of our Common Stock in excess of the specified limitations. Furthermore, a shareholder’s ability to dispose of our Common Stock may be limited by reducing the class of potential acquirers for such shares. In addition, a shareholder’s ownership of our Common Stock may become subject to the restrictions of the Protective Amendment upon actions taken by persons related to, or affiliated with, such shareholder. Shareholders are advised to carefully monitor their ownership of our stock and consult their own legal advisors and/or us to determine whether their ownership of our Common Stock approaches the restricted levels.

Potential Impact on Value

Our Board intends to include a legend reflecting the transfer restrictions included in the Protective Amendment on certificates representing newly issued or transferred shares, to disclose such restrictions to persons holding Common Stock in uncertificated form, and to disclose such restrictions to the public generally. Because certain buyers, including persons who wish to acquire more than 5% of our Common Stock and certain institutional holders who may not be comfortable holding our Common Stock with restrictive legends, may not choose to purchase our Common Stock, the Protective Amendment could depress the value of our Common Stock in an amount that could more than offset any value preserved from protecting our NOLs.

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Potential Anti-Takeover Impact

The reason our Board approved the Extended Protective Amendment is to continue to protect the significant potential long-term tax benefits presented by our NOLs. The Protective Amendment is not intended to prevent a takeover of the Company. However, the Protective Amendment, if the extension is approved by our shareholders, could be deemed to have an anti-takeover effect because, among other things, it will restrict the ability of a person, entity or group to accumulate more than 4.99% of our Common Stock and the ability of persons, entities or groups now owning more than 4.99% of our Common Stock to acquire additional shares of our Common Stock without the approval of our Board for an additional three years. Accordingly, the overall effects of the Protective Amendment, if the extension is approved by our shareholders, may be to render more difficult, or discourage, a merger, tender offer, proxy contest or assumption of control by a substantial holder of our securities.

Effect of the Extended Protective Amendment If You Vote For It and Already Directly or Indirectly Own More Than 4.99% of our Common Stock

If you already own more than 4.99% of our Common Stock, you would be able to transfer shares of our Common Stock only if the transfer does not increase the percentage of stock ownership of another holder of 4.99% or more of our Common Stock or create a new holder of 4.99% or more of our Common Stock. You will also be able to transfer your shares of our Common Stock through open-market sales to a public group. Shares acquired in any such transaction will be subject to the Protective Amendment’s transfer restrictions.

Effect of the Extended Protective Amendment If You Vote For It and Directly or Indirectly Own Less Than 4.99% of our Common Stock

The Protective Amendment will apply to you, but, so long as you own less than 4.99% of our Common Stock, you can transfer your shares to a purchaser who, after the sale, also would own less than 4.99% of our Common Stock.

Effect of the Extended Protective Amendment If You Vote Against It

Minnesota law provides that transfer restrictions with respect to shares issued prior to the adoption of the restriction are effective against (i) holders of those securities that are parties to the applicable agreement or voted in favor of the restriction and (ii) purported successors or transferees of such holders if (A) the transfer restriction is noted conspicuously on the certificate(s) representing such shares or (B) the successor or transferee had actual knowledge of the transfer restrictions (even absent such conspicuous notation). We intend to cause shares of our Common Stock issued after the effectiveness of the Extended Protective Amendment to be issued with the relevant transfer restriction conspicuously noted on the certificate(s) representing such shares, and therefore under Minnesota law such newly issued shares will be subject to the transfer restriction. We also intend to disclose such restrictions to persons holding our Common Stock in uncertificated form. For the purpose of determining whether a shareholder is subject to the Extended Protective Amendment, we intend to take the position that all shares issued prior to the effectiveness of the Extended Protective Amendment that are proposed to be transferred were voted in favor of the Extended Protective Amendment, unless the contrary is established. We may also assert that shareholders have waived the right to challenge or otherwise cannot challenge the enforceability of the Extended Protective Amendment, unless a shareholder establishes that it did not vote in favor of the Extended Protective Amendment. Nonetheless, despite these actions, a court still could find that the Protective Amendment is unenforceable, either in general or as applied to a particular shareholder or fact situation.

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Proposal No. 6: Advisory Vote on Executive Compensation

The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, or the “Dodd-Frank Act,” enables shareholders to vote to approve, on an advisory, non-binding basis, the compensation of the named executive officers as disclosed in this Proxy Statement in accordance with the SEC’s rules.

We are asking shareholders to indicate their support for the compensation of our named executive officers named in the “Summary Compensation Table” included in this Proxy Statement. This proposal, commonly known as a “say-on-pay” proposal, gives shareholders the opportunity to express their views on the compensation of our named executive officers. Accordingly, we will ask shareholders to vote “FOR” the following resolution at the Annual Meeting:

“RESOLVED, that the Company’s shareholders approve, on an advisory basis, the compensation of the named executive officers, as disclosed in the Company’s Proxy Statement for the 2017 Annual Meeting of Shareholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Summary Compensation Table and the other related tables and disclosure.”

The say-on-pay vote is advisory, and therefore not binding on the Company, the Compensation Committee or the Board. The Board and the Compensation Committee value the opinions of our shareholders and to the extent there is any significant vote against the named executive officer compensation as disclosed in this Proxy Statement, we will consider our shareholders’ concerns and the Compensation Committee will evaluate whether any actions are necessary to address those concerns.

Vote Required

The affirmative (“FOR”) vote of the majority of the shares entitled to vote present in person or by proxy at the Annual Meeting is required to approve the compensation of our named executive officers.

Recommendation of the Board

The Board unanimously recommends a vote “FOR” the adoption of the resolution approving the compensation of the Company’s named executive officers.

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Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information with respect to the beneficial ownership of our Common Stock as of November 7, 2017, by:

●	each person, or group of affiliated persons, known to us to beneficially own more than 5% of our outstanding Common Stock;

●	each of our directors and named executive officers; and

●	all of our directors and executive officers as a group.

The amounts and percentages of Common Stock beneficially owned are reported on the basis of regulations of the SEC governing the determination of beneficial ownership of securities. The information relating to our 5% beneficial owners is based on information we received from such holders. Under the rules of the SEC, a person is deemed to be a “beneficial owner” of a security if that person has or shares voting power, which includes the power to vote or direct the voting of a security, or investment power, which includes the power to dispose of or to direct the disposition of a security. A person is also deemed to be a beneficial owner of any securities of which that person has a right to acquire beneficial ownership within 60 days. Under these rules, more than one person may be deemed a beneficial owner of the same securities and a person may be deemed to be a beneficial owner of securities as to which such person has no economic interest. Except as otherwise set forth below, the address of the persons listed below is c/o ATRM Holdings, Inc., 5215 Gershwin Avenue N., Oakdale, Minnesota 55128, and each of the persons listed has, to our knowledge, sole voting and investment power with respect to the indicated shares of Common Stock.

Name of Beneficial Owner	Number of Shares of Common Stock		Percentage of Outstanding Common Stock (1)
5% or Greater Shareholders
Lone Star Value Investors, LP	1,067,885	(2)	44.6%

Directors and Named Executive Officers
Jeffrey E. Eberwein	1,087,885	(3)	45.4%
Daniel M. Koch	29,010	(4)	1.2%
Stephen A. Clark	10,000		*
Morgan P. Hanlon	10,000		*
Alfred John Knapp, Jr.	10,000		*
Galen Vetter	20,185		*
Paul H. Askegaard	27,500	(5)	1.1%
All current executive officers and directors as a group (6 persons)(6)	1,167,080	(6)	48.6%

* Represents holdings of less than 1% of shares outstanding.

(1)

The applicable percentage of ownership for each beneficial owner is based on 2,396,219 shares of Common Stock outstanding as of November 7, 2017. Shares of our Common Stock issuable upon exercise of options, warrants or other rights or the conversion of other convertible securities beneficially owned that are exercisable or convertible within 60 days are deemed outstanding for the purpose of computing the percentage ownership of the person holding such securities and rights and all executive officers and directors as a group.

(2)	Represents 1,067,885 shares of Common Stock owned directly by LSVI. LSVGP as the general partner of LSVI, LSVM as the investment manager of LSVI, and Jeffrey E. Eberwein as the manager of LSVGP and sole member of LSVM, may be deemed the beneficial owner of the securities owned by LSVI. LSVGP, LSVM and Mr. Eberwein disclaim beneficial ownership of such securities, except to the extent of his or its pecuniary interest therein. The principal business address of LSVI is 53 Forest Avenue, 1st Floor, Old Greenwich, Connecticut 06870.

(3)	Represents 10,000 shares of Common Stock owned directly by Mr. Eberwein, 1,067,885 shares of Common Stock owned directly by LSVI, and 10,000 shares of Common Stock held in an account managed by LSVM (“Separately Managed Account I”). LSVGP as the general partner of LSVI, LSVM as the investment manager of LSVI, and Jeffrey E. Eberwein as the manager of LSVGP and sole member of LSVM, may be deemed the beneficial owner of the securities owned by LSVI. LSVM as the investment manager of Separately Managed Account I, and Mr. Eberwein as the sole member of LSVM, may be deemed the beneficial owner of the securities held in Separately Managed Account I. Mr. Eberwein disclaims beneficial ownership of such securities, except to the extent of his pecuniary interest therein.

(4)	Includes 10,000 restricted shares of Common Stock and 5,500 shares of Common Stock issuable upon exercise of options.

(5)	Includes 2,500 shares of Common Stock issuable upon exercise of options.

(6)	Includes 5,500 shares of Common Stock issuable upon exercise of options. Excludes shares beneficially owned by Mr. Askegaard, who is no longer an executive officer of the Company.

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Corporate Governance

Director Independence

The Board has determined that all of our non-employee directors, other than Mr. Eberwein, and our three new director nominees Messrs. Elbaor, Hood and Schwatken, are independent within the meaning of the SEC rules. The Board has also determined that all directors serving on the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee are independent within the meaning of the SEC rules with respect to membership on each such committee.

Board and Committee Meetings

During the fiscal year ended December 31, 2016, the Board met or took action in writing 6 times, the Audit Committee met or took action in writing 4 times, the Compensation Committee met or took action in writing 4 times and the Nominating and Corporate Governance Committee met or took action in writing 1 time. Each of the directors then serving attended at least 75% or more of the aggregate of (i) the total number of meetings of the Board (held during the period for which he served as a director), and (ii) the total number of meetings held by all committees of the Board on which he served (during the periods that he served on such committees). All of our then-incumbent directors attended our 2016 Annual Meeting of Shareholders.

We have no written policy regarding director attendance at annual meetings of shareholders.

Board Committees

Our Board has three standing committees to assist it with its responsibilities. These committees are described below.

Audit Committee. The primary purpose of the Audit Committee is to oversee the accounting and financial reporting processes of the Company and the audits of the consolidated financial statements of the Company. The Audit Committee is also charged with the review and approval of all related party transactions involving the Company. The current members of the Audit Committee are Messrs. Vetter, Hanlon and Knapp. Mr. Vetter currently serves as Chairman of the Audit Committee. The Board has determined that all members of the Audit Committee are audit committee financial experts, as defined by the SEC rules, based on their past business experience and financial certifications. The Audit Committee charter is posted in the “About Us – Governance” section of our website at www.atrmholdings.com.

Compensation Committee. The duties and responsibilities of the Compensation Committee include, among other things, reviewing and approving the Company’s general compensation policies, setting compensation levels for the Company’s executive officers, setting the terms of and grants of awards under share-based incentive plans and retaining and terminating executive compensation consultants. The current members of the Compensation Committee are Messrs. Knapp, Hanlon and Vetter. Mr. Knapp currently serves as Chairman of the Compensation Committee. The Compensation Committee charter is posted in the “About Us – Governance” section of our website at www.atrmholdings.com.

Nominating and Corporate Governance Committee. The duties and responsibilities of the Nominating and Corporate Governance Committee include, among other things, assisting the Board in identifying individuals qualified to become Board members and recommending director nominees for the next annual meeting of shareholders, and taking a leadership role in shaping the corporate governance of the Company. The current members of the Nominating and Corporate Governance Committee are Messrs. Hanlon, Knapp and Vetter. Mr. Hanlon currently serves as Chairman of the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee charter is posted in the “About Us – Governance” section of our website at www.atrmholdings.com.

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Director Nominations

The Nominating and Corporate Governance Committee evaluates and recommends candidates for membership on the Board consistent with the criteria established by the committee. The Nominating and Corporate Governance Committee has not formally established any specific, minimum qualifications that must be met by each candidate for the Board or specific qualities or skills that are necessary for one or more of the members of the Board to possess. However, the Nominating and Corporate Governance Committee, when considering a candidate, will factor into its determination the following qualities of a candidate: educational background; diversity of professional experience, including whether the person is a current or former CEO or CFO or the head of a division of a successful company; knowledge of our business; integrity; professional reputation; strength of character; mature judgment; relevant technical experience; diversity; independence; wisdom; and ability to represent the best interests of our shareholders. The Nominating and Corporate Governance Committee may also consider such other factors as it may deem to be in the best interests of the Company and our shareholders.

The Nominating and Corporate Governance Committee uses the same criteria for evaluating candidates nominated by shareholders and self-nominated candidates as it does for those proposed by other Board members, management and search companies. For more information on how shareholders can nominate candidates for election as directors, see “Shareholder Proposals” below.

The Nominating and Corporate Governance Committee identifies nominees by first evaluating the current members of the Board willing to continue in service. Current members of the Board with skills and experience that are relevant to our business and who are willing to continue in service are considered for re-nomination, thereby balancing the value of continuity of service by existing members of the Board with that of obtaining a new perspective. If any member of the Board up for re-election at an upcoming annual meeting of shareholders does not wish to continue in service, the Nominating and Corporate Governance Committee identifies the desired skills and experience of a new nominee in light of the criteria above. Current members of the Nominating and Corporate Governance Committee and Board will be polled for suggestions as to individuals meeting the criteria of the Nominating and Corporate Governance Committee. Research may also be performed to identify qualified individuals. If the Nominating and Corporate Governance Committee believes that the Board requires additional candidates for nomination, it may explore alternative sources for identifying additional candidates. Alternative sources may include engaging, as appropriate, a third party search firm to assist in identifying qualified candidates.

While we do not have a specific policy related to Board diversity, the Board seeks nominees with a broad diversity of experience, expertise and backgrounds. We believe that the backgrounds and qualifications of the directors, considered as a group, should provide a significant composite mix of experience, knowledge and abilities that will allow the Board to fulfill its responsibilities and meet its objectives. Nominees are not discriminated against on the basis of race, gender, religion, national origin, sexual orientation, disability or any other basis prescribed by law.

Board Leadership Structure

The Board is led by Jeffrey E. Eberwein, our Chairman of the Board since November 2013. The Board does not have a policy regarding the separation of the roles of Chief Executive Officer and Chairman of the Board as the Board believes it is in the best interests of the Company to make that determination based on the then-current position and direction of the Company and the membership of the Board. The Board has determined that separating the roles of Chief Executive Officer and Chairman of the Board is in the best interests of the Company’s shareholders at this time. This structure permits the Chief Executive Officer to focus exclusively on the management of our day-to-day operations and the Board to provide appropriate oversight.

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Board Role in Risk Oversight

Senior management is responsible for assessing and managing our various exposures to risk on a day-to-day basis, including the creation of appropriate risk management programs and policies. The Board is responsible for overseeing management in the execution of its responsibilities and for assessing our approach to risk management. The Board exercises these responsibilities periodically as part of its meetings and also through the Board’s three committees, each of which examines various components of enterprise risk as part of its responsibilities. Members of each committee report to the full Board at the next Board meeting regarding risks discussed by such committee. In addition, an overall review of risk is inherent in the Board’s consideration of our long-term strategies and in the transactions and other matters presented to the Board, including capital expenditures, acquisitions and divestitures, and financial matters.

Code of Business Conduct and Ethics

We have adopted a Code of Business Conduct and Ethics (the “Code of Ethics”), which covers a wide range of business practices and procedures and is intended to ensure to the greatest extent possible that our business is conducted in a consistently legal and ethical manner. The Code of Ethics is consistent with how we have always conducted our business and applies to all of our directors, officers and other employees, including our principal executive officer and principal financial and accounting officer. A copy of the Code of Ethics is publicly available in the “About Us – Governance” section of our website at www.atrmholdings.com. We intend to promptly disclose on our website any grant of waivers from or amendments to a provision of the Code of Ethics following such amendment or waiver.

Shareholder Communications with the Board

Any shareholder wishing to do so may communicate directly with the Board or specified individual directors by writing to:

Board of Directors (or name of individual director)

c/o Corporate Secretary

ATRM Holdings, Inc.

5215 Gershwin Avenue N.

Oakdale, Minnesota 55128

All communications that are reasonably related to the Company or its business will be directed by the Corporate Secretary to the Board, or particular Board members, not later than the next regularly scheduled meeting of the Board. Notwithstanding the foregoing, the Corporate Secretary has the authority to discard or disregard or take other appropriate actions with respect to any inappropriate communications, such as unduly hostile, illegal or threatening communications.

Additionally, the Audit Committee has established procedures for the receipt, retention and confidential treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, including procedures for confidential, anonymous submissions by employees with respect to such matters. Employees and shareholders may raise a question or concern to the Audit Committee regarding accounting, internal accounting controls or auditing matters by writing to:

Chairman, Audit Committee

c/o Corporate Secretary

ATRM Holdings, Inc.

5215 Gershwin Avenue N.

Oakdale, Minnesota 55128

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AUDIT COMMITTEE REPORT

The Audit Committee has reviewed and discussed the consolidated financial statements for the fiscal year ended December 31, 2016, with both management and Boulay PLLP, the Company’s independent registered public accounting firm. In its discussion, management has represented to the Audit Committee that the Company’s consolidated financial statements for the fiscal year ended December 31, 2016 were prepared in accordance with generally accepted accounting principles.

The Audit Committee meets with the Company’s independent registered public accounting firm, with and without management present, to discuss the results of their examinations, their evaluations of the Company’s internal controls and the overall quality of the Company’s financial reporting. The Audit Committee has discussed with Boulay PLLP the matters required to be discussed by Statement on Auditing Standard No. 16, “Communications with Audit Committees,” issued by the Public Company Accounting Oversight Board. Boulay PLLP reported to the Audit Committee regarding the critical accounting estimates and practices and the estimates and assumptions used by management in the preparation of the audited consolidated financial statements as of December 31, 2016 and for the fiscal year then ended, all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, the ramifications of use of such alternative treatments and the treatment preferred by Boulay PLLP.

Boulay PLLP provided a report to the Audit Committee describing Boulay PLLP’s internal quality-control procedures and related matters. Boulay PLLP also provided to the Audit Committee the written disclosures and the letter required by the applicable requirements of the Public Company Accounting Oversight Board regarding Boulay PLLP’s communications with the Audit Committee concerning independence, and the Audit Committee discussed with Boulay PLLP its independence. When considering Boulay PLLP’s independence, the Audit Committee considered, among other matters, whether Boulay PLLP’s provision of non-audit services to the Company is compatible with maintaining the independence of Boulay PLLP. All audit and permissible non-audit services in 2016 and 2015 were pre-approved pursuant to these procedures.

Based on the Audit Committee’s review of the audited financial statements and the various discussions noted above, the Audit Committee recommended to the Board that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2016.

AUDIT COMMITTEE

Galen Vetter (Chairman)
Morgan P. Hanlon
Alfred John Knapp, Jr.

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Executive Compensation

Summary Compensation Table

The following table sets forth the cash and non-cash compensation for the fiscal years ended December 31, 2016 and December 31, 2015 earned by our named executive officers:

Name and Principal Position	Year	Salary ($)	Stock Awards ($)(1)		Total ($)
Daniel M. Koch	2016	240,000	14,500	(2)	254,500
President and Chief Executive Officer	2015	193,435	44,800	(3)	238,235

Stephen A. Clark(4)	2016	107,917	14,500	(2)	122,417
Chief Financial Officer, Treasurer and Secretary	2015	—	—		—

Paul H. Askegaard(5)	2016	180,000	14,500	(2)	194,500
Former Chief Financial Officer	2015	162,396	44,800	(3)	197,196

(1)	The fair value of these stock awards was computed in accordance with methods allowed under FASB ASC Topic 718, “Compensation - Stock Compensation.”

(2)	Represents the grant date fair value of a restricted stock grant of 10,000 shares of Common Stock awarded on October 19, 2016. These shares vested on October 19, 2017.

(3)	Represents the grant date fair value of a restricted stock grant of 10,000 shares of Common Stock awarded on June 5, 2015. These shares vested on June 5, 2016.

(4)	Mr. Clark’s employment with the Company commenced on June 1, 2016 as the Company’s Interim Chief Financial Officer. He was appointed as the Company’s Chief Financial Officer effective as of September 7, 2016.

(5)	Mr. Askegaard retired from his position as Chief Financial Officer effective June 1, 2016. He remained working with the Company and its subsidiaries in other capacities for a transition period.

Employment Agreements

Each of the Company’s current executive officers, Messrs. Koch and Clark, is an employee “at will” and does not have an employment agreement with the Company. Mr. Askegaard also was an employee “at will” and did not have an employment agreement with the Company.

Outstanding Equity Awards at Fiscal Year End

The following table sets forth equity incentive plan awards for each named executive officer outstanding as of the end of our last completed fiscal year:

34

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable		Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)(5)
Daniel M. Koch	5,500	(1)	—	6.10	11/1/2017
						10,000	(4)	17,000

Stephen A. Clark	—		—	—	—	10,000	(4)	17,000

Paul H. Askegaard	5,500	(2)	—	7.75	3/19/2017
	2,500	(3)	—	5.20	11/20/2017
						10,000	(4)	17,000

(1)	The stock option was granted on November 1, 2012 and became fully exercisable effective March 13, 2013 as a result of an agreement we entered into with an activist shareholder group that triggered an accelerated vesting provision in Mr. Koch’s change of control agreement.

(2)	The stock option was granted on March 19, 2012 and became fully exercisable effective March 13, 2013 as a result of an agreement we entered into with an activist shareholder group that triggered an accelerated vesting provision in Mr. Askegaard’s change of control agreement. These options expired unexercised on March 19, 2017.

(3)	The stock option was granted on November 20, 2012 and became fully exercisable effective March 13, 2013 as a result of an agreement we entered into with an activist shareholder group that triggered an accelerated vesting provision in Mr. Askegaard’s change of control agreement.

(4)	Represents a vested portion of a restricted stock grant that was awarded on October 19, 2016 under the 2014 Incentive Plan. These shares vested on October 19, 2017.

(5)	Based on the closing share price on December 30, 2016 of $1.70.

Potential Payments Upon Termination or Change-in-Control

We are party to a Change of Control Agreement (a “Change of Control Agreement”) with Mr. Koch providing for severance pay and other benefits in the event of a change of control. The Change of Control Agreement provides for severance payments of two times the executive’s annual base salary in the event the executive’s employment is terminated, either voluntarily with “good reason” or involuntarily, during the two-year period following a change of control. The severance payments are to be made over 24 months following the date of employment termination according to our regular payroll practices and policies. An executive receiving severance payments is also entitled to reimbursement of the employer portion of group medical and group dental premiums under COBRA continuation coverage. The Change of Control Agreement also provides for immediate vesting of all of the executive’s unvested options outstanding upon a change of control.

For purposes of the Change of Control Agreement, a change of control is deemed to occur upon:

●	the sale or other transfer of all or substantially all of our assets;

●	the approval by our shareholders of a liquidation or dissolution of the Company;

●	any person, other than a bona fide underwriter, becoming the owner of more than 40% of our outstanding shares of Common Stock;

●	a merger, consolidation or exchange involving the Company, but only if our shareholders prior to such transaction own less than 65% of the combined voting power of the surviving or acquiring entity following the transaction; or

●	the “continuity” members of our Board, being the incumbent members of our Board as of the end of 2012 and future members of our Board who were approved by at least a majority of our continuity members, ceasing to constitute at least a majority of the Board.

Compensation of Non-Employee Directors

For our fiscal year ended December 31, 2016 there was no cash or non-cash compensation awarded to our directors, other than our named executive officers.

At the present time, our directors receive no cash compensation for their services as members of the Board, although their out-of-pocket expenses incurred on our behalf are reimbursed.

35

Shareholder Proposals

Proposals of shareholders intended to be presented at the Company’s 2018 Annual Meeting of Shareholders (the “2018 Annual Meeting”) must be received by the Company at its principal executive offices on or before July 13, 2018 and must satisfy the requirements of the proxy rules promulgated by the SEC, in order to be included in our proxy statement and form of proxy relating to the 2018 Annual Meeting.

Under SEC rules, if the Company does not receive notice of a shareholder proposal at least 45 days prior to the first anniversary of the date of mailing of the prior year’s proxy statement, then the Company will be permitted to use its discretionary voting authority when the proposal is raised at the annual meeting, without any discussion of the matter in the proxy statement. In connection with the 2018 Annual Meeting, if the Company does not have notice of a shareholder proposal on or before September 26, 2018 the Company will be permitted to use its discretionary voting authority as outlined above.

Proxy Solicitation

The solicitation of proxies is made on behalf of the Board, and the cost thereof will be borne by us. We have retained InvestorCom, Inc., at 65 Locust Avenue, New Canaan, CT 06840, to act as a proxy solicitor in connection with the Annual Meeting at a cost of $8,500, plus out-of-pocket expenses. We will also reimburse brokerage firms and nominees for their expenses in forwarding proxy material to beneficial owners of our Common Stock. In addition, our officers and employees (none of whom will receive any compensation therefore in addition to their regular compensation) may solicit proxies. Proxies may be solicited through the mail and through telephonic or telegraphic communications to, or by meetings with, shareholders or their representatives.

Annual Report

The 2016 Form 10-K is being sent with this Proxy Statement to each shareholder and is available at www.icommaterials.com/ATRM. The 2016 Form 10-K contains audited consolidated financial statements of the Company and its subsidiaries for the fiscal year ended December 31, 2016. The 2016 Form 10-K, however, is not to be regarded as part of the proxy soliciting material.

36

Annex A

Form of Articles of Amendment to the Articles of Incorporation
to Increase the Authorized Shares*

I, __________________, the President of ATRM Holdings, Inc., a Minnesota corporation (the "Corporation"), do hereby certify that the following resolutions were adopted by the directors and shareholders, pursuant to Minnesota Statutes, Chapter 302A:

RESOLVED, that Article VI, Section 6.1 of the Articles of Incorporation of this Corporation shall be amended in its entirety to read as follows:

Shares, Classes and Series Authorized. The aggregate number of shares which the Corporation shall have the authority to issue shall be ten million (10,000,000) shares, of which (i) seven million five hundred thousand (7,500,000) shares shall be Common Stock, par value $0.001 per share (the “Common Stock”), and (ii) two million five hundred thousand (2,500,000) shares shall be preferred stock, of which preferred shares three thousand (3,000) shares are designated as Series A Junior Participating Preferred Stock, par value $0.001 per share, and two million (2,000,000) shares are designated as 10.00% Series B Cumulative Preferred Stock, par value $0.001 per share. The common voting shares shall be of the same class and series with equal rights and preferences unless the Board of Directors shall establish one or more separate classes or series. The undesignated preferred shares shall be issued in such classes or series and shall have such voting rights and preferences or restrictions, including without limitation, rights, preferences and restrictions as to redemption, distributions and conversion, as the Board of Directors may establish.

IN WITNESS WHEREOF, the undersigned has executed this Amendment this ___ day of ______, 2017.

ATRM Holdings, Inc.
By:
Name:
Title:

* Resolutions included herein may be consolidated with resolutions reflecting any other amendments to the Existing Charter approved by shareholders at the Annual Meeting and filed with the Secretary of State of the State of Minnesota as one Articles of Amendment filing reflecting all such amendments.

Annex B

Form of Articles of Amendment to the Articles of Incorporation
to Effect the Forward Split*

I, __________________, the President of ATRM Holdings, Inc., a Minnesota corporation (the "Corporation"), do hereby certify that the following resolutions were adopted by the directors and shareholders, pursuant to Minnesota Statutes, Chapter 302A:

RESOLVED, that Article VI, Section 6.1 of the Articles of Incorporation of this Corporation shall be amended to add the following paragraph:

Effective upon filing these Articles of Amendment with the Secretary of State of the State of Minnesota, a 4-for-1 forward stock split for each share of 10.00% Series B Cumulative Preferred Stock, par value $0.001 per share (the “Series B Preferred Stock”), issued and outstanding as of the filing of these Articles of Amendment, shall automatically and without any action of the part of the holders thereof occur (the “Forward Stock Split”). Pursuant to the Forward Stock Split, each one (1) share of Series B Preferred Stock shall be reclassified and changed into four (4) shares of Series B Preferred Stock, having a par value of $0.001 per share and a stated value of $25.00 per share.

IN WITNESS WHEREOF, the undersigned has executed this Amendment this ___ day of ______, 2017.

ATRM Holdings, Inc.

By:
Name:
Title:

* Resolutions included herein may be consolidated with resolutions reflecting any other amendments to the Existing Charter approved by shareholders at the Annual Meeting and filed with the Secretary of State of the State of Minnesota as one Articles of Amendment filing reflecting all such amendments.

Annex C

Form of Articles of Amendment to the Articles of Incorporation
to Effect the Extended Protective Amendment*

I, __________________, the President of ATRM Holdings, Inc., a Minnesota corporation (the "Corporation"), do hereby certify that the following resolutions were adopted by the directors and shareholders, pursuant to Minnesota Statutes, Chapter 302A:

RESOLVED, that Article 12, Section 12.1(ix) of the Articles of Incorporation of this Corporation shall be amended in its entirety to read as follows:

(ix) “Expiration Date” means the earliest of (i) the close of business on December 5, 2020, (ii) the repeal of Section 382 of the Code or any successor statute if the Board of Directors determines that this Article 12 is no longer necessary or desirable for the preservation of Tax Benefits, (iii) the close of business on the first day of a taxable year of the Corporation as to which the Board of Directors determines that no Tax Benefits may be carried forward or (iv) such date as the Board of Directors shall fix in accordance with paragraph (l) of this Article 12.

IN WITNESS WHEREOF, the undersigned has executed this Amendment this ___ day of ______, 2017.

ATRM Holdings, Inc.

By:
Name:
Title:

* Resolutions included herein may be consolidated with resolutions reflecting any other amendments to the Existing Charter approved by shareholders at the Annual Meeting and filed with the Secretary of State of the State of Minnesota as one Articles of Amendment filing reflecting all such amendments.

ATRM HOLDINGS, INC.

ANNUAL MEETING OF SHAREHOLDERS – December 4, 2017

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned shareholder of ATRM Holdings, Inc., a Minnesota corporation (the “Company”), hereby appoints Jeffrey E. Eberwein and Daniel M. Koch, each with full power of substitution, as proxies, to vote all capital stock of the Company that the shareholder would be entitled to vote on all matters that may properly come before the Company’s Annual Meeting of the Shareholders to be held at 10:00 a.m., local time, on December 4, 2017 (the “Annual Meeting”) at 3050 Echo Lake Avenue, Suite 300, Mahtomedi, Minnesota 55115, and any adjournments or postponements thereof. The undersigned shareholder hereby revokes any proxy or proxies heretofore given by the undersigned for the Annual Meeting.

This proxy when properly executed and returned will be voted in the manner directed by the undersigned shareholder. If no direction is made, this proxy will be voted in accordance with the recommendations of the Board. The proxies are also authorized to vote upon such other matters as may properly come before the Annual Meeting in accordance with their discretion.

PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE: [X]

The Board recommends a vote FOR the election of all of the listed nominees and FOR Proposals 2, 3, 4, 5 and 6.

1.	Election of nominees named below to the Board of Directors of the Company.

[  ] FOR ALL NOMINEES.

[  ] WITHHOLD AUTHORITY FOR ALL NOMINEES.

[  ] FOR ALL EXCEPT

  (See instructions below)

Nominees:	O	Jeffrey E. Eberwein
	O	James Elbaor
	O	Mark Hood
	O	Daniel M. Koch
	O	Rodney Schwatken
	O	Galen Vetter

INSTRUCTIONS:	To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ●

2.	To ratify the appointment of Boulay PLLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017.

FOR [ ]	AGAINST [ ]	ABSTAIN [ ]

3.	To approve an amendment to the Company’s Amended and Restated Articles of Incorporation to increase the number of authorized shares of capital stock from 3,200,000 to 10,000,000.

FOR [ ]	AGAINST [ ]	ABSTAIN [ ]

4.	To approve an amendment to the Company’s Amended and Restated Articles of Incorporation to effect a 4-for-1 forward stock split of the Company’s 10.00% Series B Cumulative Preferred Stock.

FOR [ ]	AGAINST [ ]	ABSTAIN [ ]

5.	To approve a three-year extension to the provisions of the Company’s Amended and Restated Articles of Incorporation designed to protect the tax benefits of the Company’s net operating loss carryforwards.

FOR [ ]	AGAINST [ ]	ABSTAIN [ ]

6.	To approve an advisory resolution regarding the compensation of the Company’s named executive officers.

FOR [ ]	AGAINST [ ]	ABSTAIN [ ]

This proxy may be revoked prior to the time it is voted by delivering to the Secretary of the Company either a written revocation or a proxy bearing a later date, or by appearing at the Annual Meeting and voting in person.

See reverse side for additional instructions

PLEASE ACT PROMPTLY

PLEASE SIGN AND DATE THIS PROXY CARD
AND RETURN IT IN THE ENCLOSED ENVELOPE TODAY

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. [  ]

DATE: ________________
(Signature of Shareholder)

DATE: ________________
(Signature of Shareholder)

Please sign exactly as your name or names appear on this proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.